FEBRUARY 28, 2003

SEMIANNUAL REPORT




INVESCO COUNSELOR SERIES FUNDS, INC.

ADVANTAGE FUND

ADVANTAGE GLOBAL HEALTH SCIENCES FUND

"...WE EXPECT TO SEE A WAVE OF NEW PHARMACEUTICAL PRODUCTS IN LATE 2003 OR EARLY 2004, WHICH SHOULD PROVIDE A BOOST TO THE INDUSTRY..." SEE PAGE 9

[INVESCO ICON] INVESCO(R)

[PHOTOGRAPH OF RAYMOND R. CUNNINGHAM OMITTED]

LESSONS LEARNED

FELLOW SHAREHOLDER:

After a relatively strong fourth quarter -- and an auspicious start to 2003 -- the stock market backed down in the second half of January. Once again, what had initially seemed like the beginning of a sustained rebound turned out to be a false start. You could almost hear the collective groan from investors, and, admittedly, I joined in.

But then I stepped back for a view of the big picture. Has this market been frustrating? Undeniably. However, it's also been instructive, and I believe that those of us who pay attention to the downturn's lessons will come out ahead in the long run.

The first lesson the bear market has reinforced is the importance of defining and maintaining an investment plan. This plan should accommodate your risk tolerance, time horizon, and long-term goals -- and it should be built to last.

That's not to say it doesn't need fine-tuning now and again. The lesson of diversification always deserves review. As we've seen this past decade, a variety of investments -- from Treasuries to aggressive growth stocks -- constantly vie for leadership, and there's never just one winner over time. The last few years have also reinforced the lesson that adequate diversification requires occasional rebalancing. Many investors made the mistake of letting portfolios become overly stock-heavy during the late 1990s, and then came to regret this lapse when bonds surged ahead in the new millennium.

Similarly, history says it would be a mistake to neglect stocks now. Don't forget that, while the past few years have been tough on equities, they still deserve a place in every long-term investor's portfolio. After all, stocks have historically outpaced inflation by a far greater margin than bonds. For example, in surveying the 50-year period ended December 31, 2002, stock returns exceeded inflation by 7.16%, compared with 2.37% for bonds.*

Perhaps one of the greatest lessons we can learn from the current downturn is that it's tough to go it alone. Now more than ever, it helps to have a trusted financial advisor to turn to for advice and assistance. It's not enough to recognize history's lessons -- we also need to put them to good use so we're better prepared to meet tomorrow's challenges.

Sincerely,

/s/ Ray Cunningham

Ray Cunningham
President and CEO, INVESCO Funds Group, Inc.

*PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. SOURCES: STANDARD & POOR'S(R); FEDERAL RESERVE. STOCKS ARE REPRESENTED BY THE TOTAL RETURNS OF THE S&P 500 INDEX,(R) AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET; BONDS BY LONG-TERM TREASURIES (10+ YEARS); INFLATION BY THE CONSUMER PRICE INDEX. TREASURY BILLS ARE GUARANTEED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT AS TO THE TIMELY PAYMENT OF PRINCIPAL AND INTEREST. STOCKS ARE NOT GUARANTEED. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX. INDEXES ARE UNMANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH MUTUAL FUND INVESTING.

"...RESEARCH WE CONDUCTED DURING THE PERIOD SHOWED THAT FOR THE FIRST TIME IN 40 YEARS, THE DIVIDEND YIELDS ON DRUG STOCKS HAD SURPASSED THOSE OF SHORT-TERM TREASURIES." - PAGE 5

TABLE OF CONTENTS

LETTER FROM THE PRESIDENT AND CEO............ 1

FUND REPORTS................................. 3

AN INTERVIEW WITH TOM WALD................... 8

MARKET HEADLINES.............................10

INVESTMENT HOLDINGS..........................11

FINANCIAL STATEMENTS.........................22

NOTES TO FINANCIAL STATEMENTS................28

FINANCIAL HIGHLIGHTS.........................36

                                                INVESCO COUNSELOR SERIES FUNDS, INC.
                                                            TOTAL RETURN
                                                       PERIODS ENDED 2/28/03*

                                                                                                                           Manager's
                                                                   Cumulative                            10 years** or      Report
Fund (Inception)                                                   6 months      1 year     5 years**    Since Inception^   Page #
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS A with sales charge (8/00)                  (15.80%)      (34.77%)     N/A        (27.02%)^**          3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS A (8/00)                                    (10.87%)      (30.93%)     N/A        (25.36%)^**          3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS B with CDSC (8/00)                          (15.78%)      (35.80%)     N/A        (27.54%)^**          3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS B (8/00)                                    (10.78%)      (30.80%)     N/A        (25.63%)^**          3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS C with CDSC (8/00)                          (11.88%)      (32.05%)     N/A        (25.78%)^**          3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS C (8/00)                                    (10.88%)      (31.05%)     N/A        (25.78%)^**          3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND - CLASS A
  with sales charge (1/92)                                         (12.29%)      (26.04%)   (2.36%)         8.78%             5
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND - CLASS A (1/92)              (7.18%)      (21.72%)   (1.25%)         9.40%             5
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND - CLASS B
  with CDSC (5/01)                                                 (12.90%)      (27.85%)     N/A        (17.05%)^**          5
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND - CLASS B (5/01)              (7.90%)      (22.85%)     N/A        (14.49%)^**          5
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND - CLASS C
  with CDSC (5/01)                                                  (9.04%)      (24.08%)     N/A        (15.42%)^**          5
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND - CLASS C (5/01)              (8.04%)      (23.08%)     N/A        (15.42%)^**          5
------------------------------------------------------------------------------------------------------------------------------------

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE FUNDS' CLASS A PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.50%. THE FUNDS' CLASS B AND CLASS C PERFORMANCE REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIODS SHOWN. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC OF CLASS C SHARES IS 1% FOR THE FIRST 13 MONTHS AFTER PURCHASE. THE PERFORMANCE OF THE FUND'S CLASS A, CLASS B AND CLASS C SHARES WILL DIFFER DUE TO THE DIFFERENT SALES CHARGE STRUCTURES AND EXPENSES.

**AVERAGE ANNUALIZED

^FOR FUNDS OR SHARE CLASSES INTRODUCED MORE RECENTLY.

PERFORMANCE INFORMATION PROVIDED IN THIS REPORT DOES NOT REFLECT THE DEDUCTION OF TAXES SHAREHOLDERS PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES.

THE INDUSTRIES AND/OR SECTORS USED FOR PORTFOLIO SECURITIES CLASSIFICATION THAT MAY BE USED THROUGHOUT THIS REPORT ARE THE GLOBAL INDUSTRY CLASSIFICATION STANDARD WHICH WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY AND A SERVICE MARK OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S.(R)

ADVANTAGE FUND

YOUR FUND'S  REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

Stocks remained volatile during the past six months, as disappointment in the pace of the economic recovery, coupled with uncertainty stemming from the prospects of war with Iraq, had investors feeling risk averse. As the bear market in stocks persisted, the value of the fund's Class A shares lost 10.87% (without sales charge) for the six-month period ended February 28, 2003, while the Russell 3000 Index declined 7.24%. (Of course, past performance is not a guarantee of future results.)(1),(2) For performance of other share classes, please see page 2.

HOSPITAL STOCKS HINDER PERFORMANCE

The overall performance of stocks trended downward with only one of the benchmark's economic sectors finishing the period on positive ground. As we have seen throughout this bear market, relative success meant owning the stocks that declined the least.

--------------------------------------------------------------------------------
                                 ADVANTAGE FUND
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 2/28/03
--------------------------------------------------------------------------------

Microsoft Corp.............................................................3.55%
Software HOLDRs Trust......................................................2.21%
Johnson & Johnson..........................................................2.17%
Noble Corp.................................................................2.14%
Pfizer Inc.................................................................2.14%
Apache Corp................................................................2.03%
Citigroup Inc..............................................................2.02%
3M Co......................................................................2.00%
Forest Laboratories........................................................1.82%
HCA Inc....................................................................1.80%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

The fund's health care stocks hampered our results and largely accounted for the fund's margin of underperformance. The primary culprits were the fund's hospital and health care services stocks, an area in which the fund's exposure was significantly higher than that of the benchmark. These stocks declined sharply after investors grew concerned about the group's pricing power, particularly as it related to Medicare. Other areas of weakness included the fund's exposure to basic materials, financial services, industrials, and utilities.

The performance of our hospital stocks notwithstanding, these soft spots were largely offset by strong relative performance in other areas. For example, the fund's energy exposure, an area in which the fund sported a significant overweighting, outperformed on a relative basis. With the likelihood of war in the Middle East growing by the day, investors speculated that the world's oil supply could be disrupted. These concerns were exacerbated by labor and civil unrest in Venezuela, which halted the country's oil production. As a result of these developments, oil prices soared during the period. At the same time, persistently cold temperatures in the Northeastern U.S. kept demand for natural gas high, leading to higher prices for that commodity as well. Supported by these trends, energy companies such as Apache Corp and Noble Corp performed well, with many finishing the period on positive ground.

TECHNOLOGY STOCKS REBOUNDED SHARPLY

Several other areas supported the fund's relative showing as well. Our technology holdings contributed positively to results, as the group bounced sharply after the October stock market lows. Although the group lost some momentum near period end as the specter of war increased, the fourth quarter's gains were not erased. In particular, blue chip technology companies performed remarkably well, notably Dell Computer, Oracle Corp, Hewlett-Packard Co, and Intel Corp.

The fund's stake in the consumer discretionary sector, another of our overweight allocations, also declined by less than the market, led by Internet retailers and media companies. Standouts in the sector included eBay Inc, the online auctioneer, which continued to report impressive earnings growth despite the economic malaise. In media, Fox Entertainment Group, Viacom Inc, and Comcast Corp all advanced during the period. The consumer staples group also enhanced our relative showing, as investors rotated into the group to access its consistent fundamentals, which are less susceptible to economic swings. Notable performers included the fund's food, household, and personal product companies.

OPTION STRATEGIES CONTINUED TO SUPPORT PERFORMANCE

We also continued to employ several "plain vanilla" option strategies during the period, many of which added value. In an ideal world, these strategies will add one percent to performance per month -- at least, that's our goal. As such, we aren't swinging for the fences. Instead, we are endeavoring to identify transactions that we believe represent an extremely attractive risk/reward tradeoff.

In our opinion, we identified two strategies that we believe will continue to fit our criteria, and our employment of them worked well during the past six months. In one strategy, we sell other investors the right to buy individual stocks in our portfolio at significantly higher prices, meaning we would not only lock in healthy profits on the sale, but we also receive a premium when we sell the right. In another strategy, known as selling "naked put" options, we sell other investors the right to sell us blue chip stocks at prices that are significantly lower than where they're currently trading. In our view, these "naked put" transactions mean we are being paid to buy what we believe are some of the world's greatest companies at prices that will prove to be inexpensive over the next three to five years.

RECOVERY ON THE HORIZON

Looking ahead, we continue to believe the fundamental groundwork has been laid for a moderate economic recovery. However, anxieties relating to geopolitical uncertainty and the terrorist threat continue to suppress growth, so the recovery may proceed slowly.

LINE GRAPH: INVESCO ADVANTAGE FUND - CLASS  A, B & C GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Advantage Fund - Class A, the value of a $10,000 investment in INVESCO Advantage Fund - Class B, and the value of a $10,000 investment in INVESCO Advantage Fund - Class C to the value of a $10,000 investment in the Russell 3000 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Advantage Fund - Class A, Class B, and Class C, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (8/00) through 2/28/03.

         INVESCO              INVESCO              INVESCO              Russell
         Advantage Fund       Advantage Fund       Advantage Fund       3000
         - Class A            - Class B            - Class C            Index(2)

8/00     $10,000              $10,000              $10,000              $10,000
2/01     $ 9,479              $ 9,995              $ 9,974              $ 8,164
2/02     $ 6,557              $ 6,862              $ 6,852              $ 7,441
2/03     $ 4,529              $ 4,448              $ 4,724              $ 5,791

We will continue to emphasize technology and health care stocks, both of which we believe possess compelling long-term growth prospects. Meanwhile, we are less enthusiastic about financial services stocks, as we believe the trend on interest rates will be higher, which would negatively influence all sub-sectors except brokers and investment banks.

We have also underweighted the materials and utilities sectors, believing better opportunities for capital appreciation exist elsewhere. Several "plain vanilla" options strategies also remain in place. Recently, we have purchased a batch of put options on the Nasdaq 100-Trust,(2) which we believe could offer some downside protection should the market decline in the coming weeks.

PIE CHART:  ADVANTAGE FUND
            SECTOR DIVERSIFICATION
            AS OF 2/28/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

                                                       LONG            SHORT
            Health Care...............................21.11%          (1.69%)
            Information Technology....................18.66%          (0.46%)
            Consumer Discretionary....................14.48%          (1.40%)
            Financials................................14.31%          (0.00%)
            Consumer Staples.......................... 9.64%          (1.99%)
            Energy.................................... 6.94%          (0.00%)
            Industrials............................... 5.29%          (0.00%)
            Telecommunication Services................ 3.99%          (0.00%)
            Materials................................. 0.72%          (0.00%)
            Fixed-Income Securities................... 3.41%          (0.00%)
            Derivatives-Options....................... 0.60%          (1.23%)
            Net Cash & Cash Equivalents............... 0.85%

(1)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPH ILLUSTRATES THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHART AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(2)THE RUSSELL 3000 INDEX CONSISTS OF 3,000 STOCKS, PRIMARILY ISSUED BY U.S. COMPANIES, THAT INCLUDE ISSUES OF ALL SIZES, FROM LARGE TO SMALL CAPITALIZATION COMPANIES. THE NASDAQ-100 TRUST IS AN UNMANAGED INDEX THAT INCLUDES 100 OF THE LARGEST DOMESTIC AND INTERNATIONAL NON-FINANCIAL COMPANIES LISTED ON THE NASDAQ MARKET BASED ON MARKET CAPITALIZATION. THE INDEX REFLECTS COMPANIES ACROSS MAJOR INDUSTRY GROUPS INCLUDING COMPUTER HARDWARE AND SOFTWARE, TELECOMMUNICATIONS, RETAIL/WHOLESALE TRADE AND BIOTECHNOLOGY. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND, INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

FUND MANAGEMENT--
TEAM MANAGED

INVESCO ADVANTAGE FUND IS MANAGED BY A GROUP OF SEASONED INVESCO PORTFOLIO MANAGERS WHO SPECIALIZE IN VALUE AND GROWTH STOCK INVESTING. THE IDEAS AND RESEARCH THE TEAM GENERATES ARE SHARED AND COMBINED IN THE MANAGEMENT OF THE FUND.

ADVANTAGE GLOBAL HEALTH SCIENCES FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

For the six-month period ended February 28, 2003, the value of Advantage Global Health Sciences Fund-Class A shares declined 7.18% (without sales charge), compared with a 3.83% drop in the S&P 500 Health Care Index(R) and a 7.73% increase in the Morgan Stanley Health Care Product Index. (Of course, past performance is not a guarantee of future results.)(3),(4) For performance of other share classes, please see page 2.

HEALTH SERVICES STOCKS STUMBLE AFTER STRONG RUN

Leading up to the semiannual period ended February 28, 2003, the fund's health services holdings had performed extremely well through the market downturn -- particularly during the second and third quarters of 2002. Consequently, our weighting in the services sub-sector had become quite heavy as our hospital and HMO holdings appreciated.

--------------------------------------------------------------------------------
                      ADVANTAGE GLOBAL HEALTH SCIENCES FUND
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 2/28/03
--------------------------------------------------------------------------------

Amgen Inc..................................................................5.58%
Forest Laboratories........................................................5.46%
Pharmaceutical HOLDRs Trust................................................5.09%
Biotech HOLDRs Trust.......................................................4.98%
Boston Scientific..........................................................4.91%
Johnson & Johnson..........................................................4.61%
Pharmacia Corp.............................................................4.33%
Bristol-Myers Squibb.......................................................4.32%
Guidant Corp...............................................................4.29%
Pfizer Inc.................................................................4.21%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

However, at the end of October 2002, Tenet Healthcare (no longer a fund holding) fell under scrutiny for its Medicare pricing tactics -- news that quickly clouded the entire services area. Following this development, the fund's exposure to Tenet and other services leaders proved detrimental, hampering performance and negatively affecting our overall return for the six-month period.

In retrospect, we believe that the market had perhaps become overly bullish on health services, focusing exclusively on the positives -- such as strong enrollment trends related to the aging population and what was in 2002 a favorable political environment for the Medicare program -- while failing to properly account for the systemic regulatory risk typically associated with such companies. In addition, investors overlooked the fact that these firms carry liquidity risk. This became apparent during the rotation out of services stocks when even fundamentally strong companies struggled to keep up with the selling pressure.

Given these troubles -- as well as the election in November of a Republican-controlled Congress, which raised questions concerning how Medicare might be handled in the budget going forward -- we chose to reposition the portfolio at the end of 2002 with considerably less emphasis on the services sub-sector. This allowed us to keep losses in check by exiting Tenet and other hard-hit stocks before they gave up more ground. At the same time, we were able to place more emphasis on other areas of the sector with stronger growth prospects.

INCREASED EXPOSURE TO PHARMACEUTICALS AND PRODUCT-ORIENTED BIOTECH COMPANIES

In restructuring the portfolio, we shifted a significant portion of assets from health services holdings into the large-cap pharmaceuticals group. Although pharmaceuticals had been facing serious competition from the generic market earlier in the period, by the second half of 2002 many companies had already dealt with lapses in patents and the subsequent fall-out. As a result, earnings comparisons from previous quarters were beginning to improve.

Furthermore, a wave of new pharmaceutical products is expected in late 2003 or early 2004, which should bolster the industry. And, perhaps most compellingly, research we conducted during the period showed that, for the first time in 40 years, the dividend yields on drug stocks had surpassed those of short-term Treasuries. Even though income and yield are not necessarily objectives of the fund, this rare situation indicates to us that there could be minimal downside risk for these stocks as their earnings begin to accelerate with the rollout of new products heading into 2004.

LINE GRAPH: INVESCO ADVANTAGE GLOBAL HEALTH SCIENCES FUND - CLASS A GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Advantage Global Health Sciences Fund - Class A to the value of a $10,000 investment in the S&P 500 Health Care Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Advantage Global Health Sciences Fund - Class A, inclusion of front-end sales charge, for the ten year period ended 2/28/03.

                INVESCO Advantage           S&P 500
                Global Health Sciences      Health Care
                Fund - Class A              Index(4)

2/93            $10,000                     $10,000
2/94            $10,890                     $10,152
2/95            $11,560                     $13,157
2/96            $19,405                     $20,009
2/97            $20,667                     $26,192
2/98            $24,712                     $37,769
2/99            $30,163                     $48,450
2/00            $41,802                     $40,858
2/01            $33,419                     $54,292
2/02            $29,640                     $51,642
2/03            $23,201                     $41,236

NOTE: THE MORGAN STANLEY HEALTH CARE PRODUCT INDEX(4) DOES NOT HAVE A 10-YEAR PERFORMANCE HISTORY.

We also increased the fund's weighting in biotechnology during this time. It's important to note, however, that we sought only profitable companies in this space -- firms with strong earnings, positive cash flows, and proven biological products that have already been introduced to the market. For example, we purchased additional shares of Amgen Inc, the fund's largest holding at period-end. Amgen is, in our opinion, the best biotech company at this time, as evidenced by its strong pipeline. The company introduced two new second-generation products to fuel growth: Neulasta and Aranesp, both used to treat chemotherapy patients' anemia. Amgen also benefited from strong sales of Enbrel, an arthritis drug that the company acquired from its merger with Immunex.

MEDICAL DEVICE COMPANIES SHINE

Throughout the period, we maintained a substantial weighting in medical device companies, and many of the fund's holdings representing this sub-sector outperformed. One major contributor was Boston Scientific, one of two companies (the other is Johnson & Johnson, also a fund holding) poised to dominate the promising drug-coated stent market, which we believe will be the largest new (CONTINUED ON THE NEXT PAGE)

LINE GRAPH: INVESCO ADVANTAGE GLOBAL HEALTH SCIENCES FUND - CLASS B & C GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Advantage Global Health Sciences Fund - Class B and the value of a $10,000 investment in INVESCO Advantage Fund - Class C to the value of a $10,000 investment in the S&P 500 Health Care Index(4) and to the value of a $10,000 investment in the Morgan Stanley Health Care Product Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Advantage Global Health Sciences Fund - Class B and Class C, inclusion of contingent deferred sales charge, for the period since inception (5/01) through 2/28/03.

       INVESCO Advantage    INVESCO Advantage    S&P 500        Morgan Stanley
       Global Health        Global Health        Health         Health Care
       Sciences Fund        Sciences Fund        Care           Product
       - Class B            - Class C            Index(4)       Index(4)

5/01   $10,000              $10,000              $10,000        $10,000
2/02   $ 9,791              $ 9,631              $10,076        $10,770
2/03   $ 7,154              $ 7,408              $ 8,046        $ 9,536

(3)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(4)THE S&P 500 HEALTH CARE INDEX(R) IS AN UNMANAGED INDEX REPRESENTATIVE OF THE STOCKS IN THE HEALTH CARE SECTOR. THE MORGAN STANLEY HEALTH CARE PRODUCT INDEX IS AN EQUAL-DOLLAR WEIGHTED INDEX OF 26 COMPANIES INVOLVED IN THE BUSINESS OF PHARMACEUTICALS, INCLUDING BIOTECHNOLOGY, AND MEDICAL TECHNOLOGY. THE INDEX WAS DEVELOPED WITH A BASE VALUE OF 200 AS OF DECEMBER 16, 1994. THE INDEXES
ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND, INCLUDING APPLICABLE FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

SECTOR FUNDS MAY EXPERIENCE GREATER SHORT-TERM PRICE VOLATILITY THAN MORE DIVERSIFIED EQUITY FUNDS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF AN INVESTMENT PORTFOLIO.

FUND MANAGEMENT

[PHOTOGRAPH OF THOMAS R. WALD OMITTED]
THOMAS R. WALD, CFA

TOM WALD IS A VICE PRESIDENT OF INVESCO FUNDS GROUP. PRIOR TO JOINING INVESCO IN 1997, HE WAS THE SENIOR HEALTH CARE ANALYST AT MUNDER CAPITAL MANAGEMENT. HE BEGAN HIS INVESTMENT CAREER IN 1988. TOM RECEIVED HIS BA FROM TULANE UNIVERSITY, AND HIS MBA FROM UNIVERSITY OF PENNSYLVANIA. HE IS ALSO A CHARTERED FINANCIAL ANALYST CHARTERHOLDER.

therapeutic market in all of health care over the next two to five years. (Drug-coated stents are devices used to prop open arteries, and contain drugs to keep them unclogged.)

We began purchasing Boston Scientific in the fall of 2002 in response to two major events. First, the company released clinical data on its stents showing very low restenosis rates (restenosis is the closing of the arteries post-surgery, a condition the drugs in the stents are designed to combat). Second, Boston Scientific won a key court case against a competitor, Guidant Corp (also a fund holding), regarding the proprietary use of clinical data. This ruling will keep Guidant out of the drug-coated stent market for another two years, giving the edge to Boston Scientific.

Despite the ruling against Guidant, we maintained our position in that company because of its promising cardiac rhythm management device. Guidant's new heart failure device has received strong endorsements from both physicians and competitors, and we expect the company to continue beating earnings estimates throughout the year.

Another medical device firm that fared well was Varian Medical Systems, which moved higher during the period. Varian continued to see growth in its intensity modulated radiation therapy (IMRT), a type of cancer radiation equipment that has been shown to kill cancer cells while damaging far fewer healthy cells.

STRATEGY INCLUDES OPPORTUNISTIC SHORT SELLING

During the period, we reduced the fund's exposure to short positions following strong gains logged using this strategy in the second and third quarters of 2002. However, short selling remains an important element of the fund that we believe can benefit performance going forward. Rather than focusing on certain sub-sectors of health care, we are currently taking short positions on a company-specific level, targeting securities that we feel are either overvalued by the market or improperly assessed for risk. We expect to continue using this highly selective and opportunistic approach to short selling going forward.

PIE CHART:  ADVANTAGE GLOBAL HEALTH
            SCIENCES FUND
            INDUSTRY DIVERSIFICATION
            AS OF 2/28/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

                                                       LONG            SHORT
            Pharmaceuticals........................... 59.12%          (0.00%)
            Health Care Equipment..................... 35.44%          (0.00%)
            Biotechnology............................. 24.67%          (0.83%)
            Health Care Distributors & Services.......  9.58%          (0.00%)
            Health Care Supplies......................  1.98%          (0.00%)
            Health Care Facilities....................  1.41%          (0.00%)
            Derivatives-Options.......................  0.00%          (0.06%)
            Net Cash & Cash Equivalents...............(32.20%)

Overall, demand for health care services and products remains high. We have long subscribed to the notion that the aging of the baby boomers should drive growth in the health care sector for many years to come. Furthermore, we are cautiously optimistic about both the state of the Food and Drug Administration (FDA) -- which has been approving more products since the appointment of a new chairman -- and the recent shift in Congressional leadership. We will be watching closely to see how Congress acts with regard to Medicare legislation going forward.

QUESTIONS & ANSWERS

AN INTERVIEW WITH PORTFOLIO MANAGER TOM WALD

[PHOTOGRAPH OF TOM WALD OMITTED]
TOM WALD IS A VICE PRESIDENT OF INVESCO FUNDS GROUP AND MANAGES INVESCO ADVANTAGE GLOBAL HEALTH SCIENCES FUND

KEEPING PACE WITH THE DYNAMIC HEALTH CARE SECTOR

THE HEALTH CARE SECTOR -- THOUGH RELATIVELY IMMUNE TO THE WAR WORRIES AND ECONOMIC UNCERTAINTY THAT HAVE HURT OTHER AREAS -- HAS ENDURED ITS SHARE OF CHANGES THESE PAST SIX MONTHS. WHAT WERE SOME OF THE KEY EVENTS AFFECTING PERFORMANCE FOR THE SECTOR?

TOM WALD: Probably the most significant event was the market rotation out of health services stocks, which had been doing well until late last year. At the end of October 2002, hospital chain Tenet Healthcare came under regulatory fire. Questions concerning whether the company had been over-billing Medicare suddenly surfaced, and this controversy soured investors on hospitals and HMOs across the sector. On top of that, the stock market rebounded in the fourth quarter, and, generally speaking, defensive stocks that had performed well during the bear market (including health services stocks) took a hit as investors began taking profits from these companies and investing elsewhere.

With the Tenet blow-up, we recognized that the market had not properly discounted the regulatory risk that is typically involved with health services stocks. This is a risk we first saw about five years ago with Columbia HCA (back then, just called Columbia), which ran into Medicare fraud problems at that time, scaring the market and showing that hospitals face systemic issues with Medicare pricing. That event -- along with reductions in Medicare reimbursements in the budget around 1997-98 -- hindered the performance of hospital stocks.

Then, around 1999 through the middle of 2002, we saw these companies rebound and enjoy outstanding performance -- a lot of it predicated on changing demographics as more U.S. citizens moved toward senior citizen age, which kept political leaders funding Medicare in an effort to satisfy their constituencies. A Democratic-controlled Congress also helped keep funding for Medicare strong.

In retrospect, the market probably got carried away during these years, downplaying the regulatory risk hospital stocks face. The market also overlooked the liquidity risk associated with hospitals. After the Tenet debacle, it became clear that hospital stocks weren't liquid enough to handle the sell-off -- even those fundamentally strong companies within the space that were simply falling in sympathy with Tenet.

In light of this shift, we opted to decrease Advantage Global Health Sciences Fund's exposure to health services during the period and focus on other areas. It seemed like a good time to reposition the fund not only because of the rotation, but also because the midterm elections yielded a Republican-controlled Congress. At least for the time being, the issue of how Medicare will fare in the budget remains in question.

WITH HEALTH SERVICES STOCKS PULLING BACK, WERE THERE ANY AREAS OF THE SECTOR THAT PROVIDED SOME BALLAST?

TOM WALD: Yes, fortunately, the health care sector is diverse, and some other industries fared quite well. After trimming our exposure to health services, we moved a considerable portion of assets into large-cap pharmaceuticals. Six months ago, these companies were facing a lot of obstacles -- most notably, expiring patents and competition from generic manufacturers -- but the long-term picture has since brightened.

"WE BELIEVE (THE DRUG-COATED STENT MARKET) IS THE BIGGEST NEW THERAPEUTIC MARKET TO EMERGE - AND IT COULD DOMINATE THE HEALTH CARE SECTOR FOR SEVERAL YEARS TO COME."

What we're seeing now is that the worst of the generic competition appears to have played out in 2002, and earnings comparisons for many pharmaceuticals have therefore improved now that they've put some big losses behind them. Moreover, we expect to see a wave of new pharmaceutical products in late 2003 or early 2004, which should provide a boost to the industry. And, for the first time in 40 years, dividend yields on drug stocks are above those for short-term Treasuries -- suggesting that there's probably less downside risk for these stocks than there has been in some time. Therefore, I think it's less a question of whether you want to own these stocks, and more a question of when you want to own these stocks.

We're also bullish on the medical devices industry -- especially companies in the drug-coated stent market. Drug-coated stents are devices used to open arteries and keep them unclogged. We believe that this is the biggest new therapeutic market to emerge -- and it could dominate the health care sector for several years to come.

FOREST LABORATORIES IS ONE HEALTH CARE STOCK THAT SEEMS TO CONSISTENTLY OUTPERFORM. WHAT HAS FUELED THIS COMPANY'S GROWTH OVER THE PAST SIX MONTHS?

TOM WALD: Forest Labs has been one of our largest holdings for some time now, and it continued to perform well this reporting period. The company continues to grow its earnings and beat Wall Street estimates. For one, the company has enjoyed tremendous success with its anti-depressant drugs, Lexapro and Celexa. In addition, Forest has shown a strong pace of development for a new Alzheimer's drug called Memantine, which we expect to be approved by the Food and Drug Administration (FDA) within the next year or so. Mementine is expected be the best-in-class treatment for that disease, and the clinical research is looking promising so far. Forest is an example of a company that has succeeded on many levels: It's had great financial results, great product results, and boasts a strong line-up of potential new products. Plus, Forest is a smaller firm, so positive results have had a major affect on its earnings.

YOU MENTIONED THE FDA. FOR MOST OF 2002, PRODUCT APPROVALS WERE SLOW IN COMING. WHAT ARE YOUR THOUGHTS ON THE FDA AT THIS JUNCTURE?

TOM WALD: For a while, the FDA was operating without a commissioner, and it took some time to appoint someone. No one wanted to be held accountable for the next Fen-Phen (a weight loss drug that wound up having life-threatening side effects post-FDA approval). In late 2002, Mark McClellan was appointed. It's difficult to judge what kind of effect his presence will have, but the market responded to the news of his appointment positively. And we're encouraged that there appears to be strong leadership at the agency. We think that companies with promising propriety product pipelines will continue to be well positioned for growth going forward.

ARE THERE ANY OTHER FACTORS ON YOUR RADAR SCREEN THAT COULD AFFECT THE HEALTH CARE SECTOR GOING FORWARD?

TOM WALD: Another pertinent event involved the shift in leadership from a Democratic- to a Republican-controlled Congress during the mid-term elections last November. While it's tough to gauge what the long-term effects of this change might be, we'll be watching for any increases or decreases in the Medicare portion of the federal budget. It will also be interesting to see whether Medicare drug reimbursement legislation is passed, and, if so, how such legislation might be structured.

INVESTORS SHOULD REALIZE THAT THE USE OF LEVERAGE COULD CAUSE THE NET ASSET VALUE OF THE FUND'S SHARES TO DECREASE FASTER THAN IF THE FUND HAD NOT USED LEVERAGE.

THE FUND MAY BE REQUIRED TO PAY A PREMIUM TO BORROW SECURITIES, AND JUST AS THERE IS NO GUARANTEE A STOCK PURCHASED WILL RISE, THERE IS NO GUARANTEE A STOCK "SHORTED" WILL FALL.

THE PRINCIPAL RISK OF INVESTING IN DERIVATIVES, SUCH AS OPTIONS, IS THAT THE FLUCTUATIONS IN THEIR VALUES MAY NOT CORRELATE PERFECTLY WITH THE OVERALL SECURITIES MARKETS AND MAY BE MORE SENSITIVE TO INTEREST RATE CHANGES AND MARKET PRICE FLUCTUATIONS THAN OTHERS. FURTHER, THE USE OF OPTIONS MAY INCREASE MARKET RISK FOR THE FUND.

SECTOR FUNDS MAY EXPERIENCE GREATER SHORT-TERM PRICE VOLATILITY THAN MORE DIVERSIFIED EQUITY FUNDS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF AN INVESTMENT PORTFOLIO.

MARKET HEADLINES

MARKET OVERVIEW

SEPTEMBER 2002 THROUGH FEBRUARY 2003

Uncertainty persisted during the six-month period ended February 28, 2003, as investors were fed a steady diet of unnerving developments. Early on, extreme pessimism stemming from lackluster corporate profits and the ever-present terrorist threat kept investors on their heels. Then, as the period unfolded, the Bush Administration began seeking support for an attack on Iraq, which only added to the market's anxieties.

In September, third-quarter pre-announcements of earnings shortfalls were rampant, and forward-looking earnings projections were also generally bleak. Meanwhile, economic news offered little respite from the negative headlines. A labor dispute kept West Coast dockworkers from unloading cargo, resulting in a port lockout and mild inventory disruptions. All the while, the U.S. continued its aggressive stance toward Iraq, fueling worries that war was imminent. These developments only heightened the sense of uncertainty that had persisted all year. September closed out the worst quarter for the Dow Jones Industrial Average since 1987.

In early October, stocks declined further, breaking through the lows set in July. Then, on October 9, the market reversed course because of several stronger-than-expected corporate earnings reports. Interestingly, the month's economic data were not clearly positive. The fact that investors chose to focus on favorable developments rather than the negatives was significant, as it marked a substantial change in investor sentiment. This rediscovered optimism persisted into November, a month punctuated by a Federal Reserve interest rate cut and the mid-term elections, which resulted in a GOP-controlled Congress. Many investors embraced this news, forecasting potential tax cuts and a pro-business fiscal agenda in the months ahead.

Unfortunately, the rally stalled in December. Indeed, it was the worst December performance for the Dow Jones Industrials since 1931. A number of factors contributed to the month's decline, including lackluster holiday retail sales and surging energy prices -- both of which caused investors to question whether consumer spending could remain strong going forward. Meanwhile, the dollar weakened significantly, and the 10-year Treasury's yield dipped below 4%, indicating a resurgence in risk aversion. Perhaps the biggest drain on stocks, however, was the uncertainty spawned by geopolitical concerns. In addition to continued tension between the U.S. and Iraq, the emergence of North Korea as a potential nuclear threat rattled investors.

In January, the beginning of a new year brought another rebound attempt for the stock market. The first two weeks of the month saw stocks advance sharply, particularly technology shares. A mix of encouraging economic data, notably surprisingly strong corporate profits, positive manufacturing numbers, and the third consecutive monthly improvement in the Index of Leading Economic Indicators, fueled a short-lived upturn.

However, as the month progressed, the market took on an increasingly negative tone. Although disappointing fourth-quarter gross domestic product data, rising energy prices, and uninspiring corporate profit guidance deflated investor confidence, the primary impetus for the market's reversal was uncertainty surrounding Iraq. Between some unnerving discoveries by U.N. weapons inspectors and the President's State of the Union address, war with Iraq grew increasingly likely, making investors wary.

War worries only escalated in February, the final month of the period. Although the U.S. stopped short of taking military action during the month, more U.S. troops were amassed in the Middle East, seemingly in preparation for an attack. This volatile geopolitical situation -- on top of a precipitous drop in consumer confidence and a major East Coast snowstorm that dampened retail sales -- kept the stock market in check throughout the month, and the six-month period ended on a low note. Indeed, until investors can better gauge the direction of the conflict with Iraq and the economy, volatility will likely persist.

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO COUNSELOR SERIES FUNDS, INC.
FEBRUARY 28, 2003
UNAUDITED

                                                                  SHARES,
                                                                PRINCIPAL
                                                                AMOUNT OR
                                                                NUMBER OF
 %       DESCRIPTION                                            CONTRACTS            VALUE
------------------------------------------------------------------------------------------
ADVANTAGE FUND
95.14    COMMON STOCKS
0.50     ADVERTISING
         Lamar Advertising Class A Shrs(a)(b)              $        2,000   $       62,740
==========================================================================================
1.04     AEROSPACE & DEFENSE
         L-3 Communications Holdings(a)(b)                          1,600           57,792
         Lockheed Martin(b)                                         1,600           73,152
==========================================================================================
                                                                                   130,944
1.07     AGRICULTURAL PRODUCTS
         Bunge Ltd(b)                                               5,200          134,680
==========================================================================================
0.60     APPAREL, ACCESSORIES & LUXURY GOODS
         Coach Inc(a)(b)                                            2,100           75,033
==========================================================================================
3.69     APPLICATION SOFTWARE
         BEA Systems(a)(b)                                          6,500           63,180
         Mercury Interactive(a)(b)                                  1,900           61,655
         PeopleSoft Inc(a)(b)                                       3,600           61,560
         Software HOLDRs Trust(b)(c)                               10,300          277,997
==========================================================================================
                                                                                   464,392
4.21     BANKS
         Bank of America(b)                                         3,100          214,644
         Bank One(b)                                                1,900           68,457
         First Tennessee National(b)                                1,900           72,561
         US Bancorp                                                 3,100           64,852
         Wells Fargo & Co(d)                                        2,400          108,840
==========================================================================================
                                                                                   529,354
2.32     BIOTECHNOLOGY
         Amgen Inc(a)(b)                                            2,900          158,456
         Biotech HOLDRs Trust(a)(b)(c)                              1,500          133,350
==========================================================================================
                                                                                   291,806
0.52     BREWERS
         Anheuser-Busch Cos(b)                                      1,400           65,100
==========================================================================================
2.05     BROADCASTING - RADIO/TV
         Fox Entertainment Group Class A Shrs(a)(b)                 7,200          192,456
         Grupo Televisa SA de CV Sponsored ADR Representing
           20 Ord Participation Certificates(a)                     2,700           65,286
==========================================================================================
                                                                                   257,742
1.36     CABLE & SATELLITE OPERATORS
         Comcast Corp Class A Shrs(a)(b)                            6,100          171,349
==========================================================================================
0.58     COMPUTER & ELECTRONICS RETAIL
         Best Buy(a)(b)                                             2,500           72,675
==========================================================================================

                                                                  SHARES,
                                                                PRINCIPAL
                                                                AMOUNT OR
                                                                NUMBER OF
 %       DESCRIPTION                                            CONTRACTS            VALUE
------------------------------------------------------------------------------------------
3.25     COMPUTER HARDWARE
         Dell Computer(a)(b)                                        5,500   $      148,280
         Hewlett-Packard Co(b)                                      4,100           64,985
         International Business Machines(b)                         2,500          194,875
==========================================================================================
                                                                                   408,140
0.25     COMPUTER STORAGE & PERIPHERALS
         Lexmark International Class A Shrs(a)(b)                     500           31,205
==========================================================================================
1.77     CONSUMER FINANCE
         Fannie Mae(d)                                              1,000           64,100
         Freddie Mac(b)                                               700           38,255
         SLM Corp(b)                                                1,100          119,845
==========================================================================================
                                                                                   222,200
1.05     DATA PROCESSING SERVICES
         First Data(b)                                              3,800          131,670
==========================================================================================
3.16     DIVERSIFIED FINANCIAL SERVICES
         Citigroup Inc(b)                                           7,600          253,384
         Goldman Sachs Group(b)                                     1,000           69,450
         Moody's Corp(b)                                            1,700           74,970
==========================================================================================
                                                                                   397,804
0.49     DRUG RETAIL
         Walgreen Co(d)                                             2,200           61,908
==========================================================================================
0.68     ENVIRONMENTAL SERVICES
         Stericycle Inc(a)(d)                                       2,400           85,032
==========================================================================================
1.47     FOOD DISTRIBUTORS
         Performance Food Group(a)(b)                               2,000           62,980
         United Natural Foods(a)(b)                                 5,300          122,059
==========================================================================================
                                                                                   185,039
1.11     FOOD RETAIL
         Dean Foods(a)                                              3,300          139,161
==========================================================================================
1.61     GENERAL MERCHANDISE STORES
         Wal-Mart Stores                                            4,200          201,852
==========================================================================================
0.28     HEALTH CARE DISTRIBUTORS & SERVICES
         Patterson Dental(a)(b)                                       800           35,208
==========================================================================================
3.31     HEALTH CARE EQUIPMENT
         Biosite Inc(a)(b)                                          2,100           65,667
         DENTSPLY International(b)                                  1,000           34,880
         Medtronic Inc(b)                                           1,800           80,460
         Quality Systems(a)(b)                                      2,000           50,652
         Varian Medical Systems(a)(b)                               1,900           96,045
         Zimmer Holdings(a)(b)                                      2,000           88,780
==========================================================================================
                                                                                   416,484
2.39     HEALTH CARE FACILITIES
         HCA Inc(b)                                                 5,500          226,820

                                                                  SHARES,
                                                                PRINCIPAL
                                                                AMOUNT OR
                                                                NUMBER OF
 %       DESCRIPTION                                            CONTRACTS            VALUE
------------------------------------------------------------------------------------------
         Health Management Associates Class A Shrs(b)               4,100   $       73,472
==========================================================================================
                                                                                   300,292
0.56     HEALTH CARE SUPPLIES
         Alcon Inc(a)(b)                                            1,800           70,470
==========================================================================================
0.62     HOME IMPROVEMENT RETAIL
         Home Depot                                                 3,300           77,385
==========================================================================================
0.99     HOMEBUILDING
         Lennar Corp(b)                                             2,300          124,177
==========================================================================================
1.76     HOUSEHOLD PRODUCTS
         Colgate-Palmolive Co(b)                                    1,300           65,403
         Procter & Gamble(b)                                        1,900          155,534
==========================================================================================
                                                                                   220,937
0.52     HOUSEWARES & SPECIALTIES
         Newell Rubbermaid(b)                                       2,300           64,860
==========================================================================================
1.99     INDUSTRIAL CONGLOMERATES
         3M Co(b)                                                   2,000          250,740
==========================================================================================
0.49     INSURANCE BROKERS
         Marsh & McLennan(d)                                        1,500           61,050
==========================================================================================
1.78     INTEGRATED OIL & GAS
         Murphy Oil(b)                                              5,200          223,756
==========================================================================================
1.31     INTERNET RETAIL
         eBay Inc(a)                                                2,100          164,682
==========================================================================================
0.48     INTERNET SOFTWARE & SERVICES
         United Online(a)                                           4,200           59,892
==========================================================================================
1.60     INVESTMENT ADVISER/BROKER DEALER SERVICES
         Legg Mason(b)                                              2,900          142,767
         Merrill Lynch & Co(d)                                      1,700           57,936
==========================================================================================
                                                                                   200,703
1.26     LEISURE PRODUCTS
         Marvel Enterprises(a)(b)                                   7,100           79,378
         Mattel Inc(d)                                              3,700           78,884
==========================================================================================
                                                                                   158,262
0.50     LIFE & HEALTH INSURANCE
         AFLAC Inc(d)                                               2,000           62,500
==========================================================================================
0.72     METAL & GLASS CONTAINERS
         Ball Corp(b)                                               1,700           90,576
==========================================================================================
1.67     MOVIES & ENTERTAINMENT
         AOL Time Warner(a)(b)                                      5,400           61,128
         Viacom Inc Class A Shrs(a)(b)                              4,000          148,840
==========================================================================================
                                                                                   209,968

                                                                  SHARES,
                                                                PRINCIPAL
                                                                AMOUNT OR
                                                                NUMBER OF
 %       DESCRIPTION                                            CONTRACTS            VALUE
------------------------------------------------------------------------------------------
1.41     MULTI-LINE INSURANCE
         American International Group(b)                            3,600   $      177,444
==========================================================================================
1.31     NETWORKING EQUIPMENT
         Cisco Systems(a)(b)                                       11,800          164,964
==========================================================================================
0.60     OFFICE ELECTRONICS
         Zebra Technologies Class A Shrs(a)(b)                      1,200           75,696
==========================================================================================
2.14     OIL & GAS DRILLING
         Noble Corp(a)(b)                                           7,400          268,620
==========================================================================================
3.02     OIL & GAS EXPLORATION, PRODUCTION &
           TRANSPORTATION
         Apache Corp(b)                                             3,900          254,592
         Devon Energy(b)                                            2,600          125,320
==========================================================================================
                                                                                   379,912
1.12     PACKAGED FOODS & MEATS
         General Mills(b)                                           1,400           60,018
         SYSCO Corp(b)                                              3,000           81,360
==========================================================================================
                                                                                   141,378
12.25    PHARMACEUTICALS
         AmerisourceBergen Corp(b)                                  1,300           71,500
         Barr Laboratories(a)(d)                                      900           70,119
         Bristol-Myers Squibb(d)                                    2,900           67,570
         Eli Lilly & Co(b)                                          1,500           84,840
         Forest Laboratories(a)(b)                                  4,600          229,080
         Johnson & Johnson(b)                                       5,200          272,740
         Merck & Co(b)                                              3,600          189,900
         Pfizer Inc(b)                                              9,000          268,380
         Pharmaceutical Resources(a)(b)                             2,000           74,900
         Teva Pharmaceutical Industries Ltd Sponsored ADR
           Representing Ord Shrs(b)                                 3,600          136,008
         Wyeth(b)                                                   2,100           74,025
==========================================================================================
                                                                                 1,539,062
1.18     PROPERTY & CASUALTY INSURANCE
         SAFECO Corp(b)                                             4,500          147,960
==========================================================================================
1.05     PUBLISHING & PRINTING
         Gannett Co(b)                                                900           64,953
         Tribune Co                                                 1,500           67,275
==========================================================================================
                                                                                   132,228
0.53     RAILROADS
         Norfolk Southern(d)                                        3,500           66,710
==========================================================================================
0.37     RESTAURANTS
         Starbucks Corp(a)(b)                                       2,000           46,900
==========================================================================================
0.47     SEMICONDUCTOR EQUIPMENT
         Applied Materials(a)(b)                                    4,600           59,708
==========================================================================================

                                                                  SHARES,
                                                                PRINCIPAL
                                                                AMOUNT OR
                                                                NUMBER OF
 %       DESCRIPTION                                            CONTRACTS            VALUE
------------------------------------------------------------------------------------------
2.38     SEMICONDUCTORS
         Intel Corp(b)                                             11,500   $      198,375
         Maxim Integrated Products(b)                               2,900          100,166
==========================================================================================
                                                                                   298,541
2.09     SOFT DRINKS
         Coca-Cola Co(b)                                            2,500          100,550
         Cott Corp(a)(b)                                            3,700           62,715
         PepsiCo Inc(b)                                             2,600           99,632
==========================================================================================
                                                                                   262,897
5.29     SYSTEMS SOFTWARE
         Microsoft Corp(b)                                         18,800          445,560
         Oracle Corp(a)(b)                                          7,900           94,484
         Symantec Corp(a)                                           1,500           60,750
         VERITAS Software(a)                                        3,800           64,714
==========================================================================================
                                                                                   665,508
0.93     TELECOMMUNICATIONS EQUIPMENT
         Corning Inc(a)                                             6,200           30,504
         Nokia Corp Sponsored ADR Representing Ord Shrs(b)          3,900           51,597
         QUALCOMM Inc(a)(b)                                         1,000           34,580
==========================================================================================
                                                                                   116,681
3.99     WIRELESS TELECOMMUNICATION SERVICES
         AT&T Wireless Services(a)(b)                              16,200           95,742
         Nextel Communications Class A Shrs(a)                      3,100           43,648
         Sprint Corp-PCS Group Series 1 Shrs(a)(b)                 13,800           54,648
         Vodafone Group PLC Sponsored ADR Representing 10
           Ord Shrs(b)                                              6,500          117,650
         Wireless HOLDRs Trust(c)                                   5,800          189,486
==========================================================================================
                                                                                   501,174
         TOTAL COMMON STOCKS (COST $12,298,110)                                 11,957,151
==========================================================================================
1.91     FIXED INCOME SECURITIES - CORPORATE BONDS
1.91     MULTI-UTILITIES
         Aquila Inc, Sr Notes(e), 14.875%(f), 7/1/2012     $      200,000          148,000
         Utilicorp United, Sr Notes, 6.875%, 10/1/2004     $      125,000           92,500
==========================================================================================
         TOTAL FIXED INCOME SECURITIES
           (AMORTIZED COST $265,247)                                               240,500
==========================================================================================
1.50     SHORT-TERM INVESTMENTS - CORPORATE BONDS
1.50     ELECTRIC UTILITIES
         CMS Energy, Sr Notes, Series B, 6.750%, 1/15/2004
           (Amortized Cost $174,178)                       $      200,000          189,000
==========================================================================================
0.60     OPTIONS PURCHASED - PUTS
0.60     INVESTMENT COMPANIES
         Nasdaq-100 Trust, Series 1 Shrs, 3/22/2003, $23
           (Cost $118,200)                                          3,000           75,000
==========================================================================================
99.15    TOTAL INVESTMENTS AT VALUE
           (COST $12,855,735)                                                   12,461,651
==========================================================================================

                                                                  SHARES,
                                                                PRINCIPAL
                                                                AMOUNT OR
                                                                NUMBER OF
 %       DESCRIPTION                                            CONTRACTS            VALUE
------------------------------------------------------------------------------------------
0.85     OTHER ASSETS LESS LIABILITIES                                      $      106,383
==========================================================================================
100.00   NET ASSETS AT VALUE                                                $   12,568,034
==========================================================================================

ADVANTAGE GLOBAL HEALTH SCIENCES
113.12   COMMON STOCKS & WARRANTS
21.75    BIOTECHNOLOGY
         Amgen Inc(a)                                             226,100   $   12,354,104
         Biogen Inc(a)                                             78,300        2,782,782
         Biotech HOLDRs Trust(a)(c)                               124,000       11,023,600
         Chiron Corp(a)                                           111,500        4,071,980
         Exelixis Inc(a)                                            7,126           41,117
         Genentech Inc(a)(g)(i)                                   133,800        4,731,168
         GenoPlex Inc(a)                                        3,663,120          137,142
         Genzyme Corp-General Division(a)                         221,300        6,900,134
         Gilead Sciences(a)(d)                                    110,960        3,772,640
         IDEC Pharmaceuticals(a)                                   41,800        1,201,750
         MedImmune Inc(a)                                          35,400        1,062,354
         Neurogenetics Inc(a)(i)                                   67,828           67,828
         Orchid Biosciences Warrants (Exp 2004)(a)                179,910                0
==========================================================================================
                                                                                48,146,599
1.25     HEALTH CARE DISTRIBUTORS & SERVICES
         McKesson Corp                                            104,000        2,770,560
==========================================================================================
27.61    HEALTH CARE EQUIPMENT
         AeroGen Inc(a)                                            94,896           24,673
         Boston Scientific(a)(b)                                  246,000       10,865,820
         C.R. Bard                                                115,800        6,843,780
         Edwards Lifesciences(a)                                  182,300        4,851,003
         Guidant Corp(a)                                          265,300        9,487,128
         Medtronic Inc                                            195,800        8,752,260
         Sensys Medical Warrants
           (Exp 8/2006)(a)(g)(i)                                    8,264                2
           (Exp 9/2006)(a)(g)(i)                                    3,305                1
           (Exp 10/2006)(a)(g)(i)                                   3,305                1
         St Jude Medical(a)                                       120,220        5,491,650
         Stryker Corp                                              68,700        4,479,240
         Varian Medical Systems(a)                                106,140        5,365,377
         Zimmer Holdings(a)(b)                                    111,820        4,963,690
==========================================================================================
                                                                                61,124,625
1.41     HEALTH CARE FACILITIES
         HCA Inc                                                   27,200        1,121,728
         Health Management Associates Class A Shrs                 67,000        1,200,640
         Triad Hospitals(a)                                        30,700          797,893
==========================================================================================
                                                                                 3,120,261
1.98     HEALTH CARE SUPPLIES
         Alcon Inc(a)                                              91,900        3,597,885
         Smith & Nephew PLC                                       133,900          771,916
==========================================================================================
                                                                                 4,369,801

                                                                  SHARES,
                                                                PRINCIPAL
                                                                AMOUNT OR
                                                                NUMBER OF
 %       DESCRIPTION                                            CONTRACTS            VALUE
------------------------------------------------------------------------------------------
59.12    PHARMACEUTICALS
         Abbott Laboratories                                      228,900   $    8,153,418
         AmerisourceBergen Corp                                    51,495        2,832,225
         Barr Laboratories(a)                                      40,300        3,139,773
         Biovail Corp(a)                                           80,000        2,976,000
         Bristol-Myers Squibb                                     410,000        9,553,000
         Eli Lilly & Co                                           154,000        8,710,240
         Forest Laboratories(a)                                   242,636       12,083,273
         GlaxoSmithKline PLC Sponsored ADR
           Representing 2 Ord Shrs                                242,700        8,506,635
         Johnson & Johnson                                        194,460       10,199,427
         Merck & Co                                               170,000        8,967,500
         Pfizer Inc                                               312,420        9,316,364
         Pharmaceutical HOLDRs Trust(c)(h)                        159,000       11,274,690
         Pharmaceutical Resources(a)                              108,800        4,074,560
         Pharmacia Corp                                           232,020        9,587,066
         Schering-Plough Corp                                     211,300        3,807,626
         Teva Pharmaceutical Industries Ltd Sponsored ADR
           Representing Ord Shrs                                  229,640        8,675,799
         Wyeth                                                    255,600        9,009,900
==========================================================================================
                                                                               130,867,496
         TOTAL COMMON STOCKS & WARRANTS
           (COST $240,370,111)                                                 250,399,342
==========================================================================================
19.08    PREFERRED STOCKS & WARRANTS
2.92     BIOTECHNOLOGY
         Cellomics Inc, Pfd, Series AA Shrs(a)(i)               8,869,999        2,413,058
         Ingenex Inc, Conv Pfd, Series B Shrs(a)(i)               103,055           62,864
         Structural Bioinformatics, Conv Pfd, Series D
           Shrs(a)(i)                                             650,407        4,000,003
==========================================================================================
                                                                                 6,475,925
8.33     HEALTH CARE DISTRIBUTORS & SERVICES
         Dexcom Inc, Pfd
           Series B Shrs(a)(g)(i)                                 694,444        1,597,221
           Series C Shrs(a)(g)(i)                                 434,782        1,000,000
         Locus Discovery, Pfd
           Series C Shrs(a)(g)(i)                               2,000,000        8,000,000
           Series D Shrs(a)(g)(i)                                 588,235        2,352,940
         NeoThermia Corp, Pfd, Series C Shrs(a)(g)(i)           2,439,026        2,000,001
         Physiome Sciences, Conv Pfd, Series B Shrs(a)(g)(i)      909,090        1,499,998
         Syrrx Inc, Pfd, Series C Shrs(a)(i)                      615,385        1,987,694
==========================================================================================
                                                                                18,437,854
7.83     HEALTH CARE EQUIPMENT
         Adeza Biomedical, Pfd
           Series 2 Shrs(a)(g)(i)                                 416,666        1,929,164
           Series 5 Shrs(a)(g)(i)                                  97,192          449,999
         Afx Inc, Pfd, Series AA Shrs(a)(g)(i)                  1,500,000          705,000
         Athersys Inc, Conv Pfd, Class F Shrs(a)(i)               416,667        5,416,667
         Masimo Corp, Pfd
           Series C Shrs(a)(i)                                    125,000        1,000,000
           Series F Shrs(a)(i)                                     15,909          174,999

                                                                  SHARES,
                                                                PRINCIPAL
                                                                AMOUNT OR
                                                                NUMBER OF
 %       DESCRIPTION                                            CONTRACTS            VALUE
------------------------------------------------------------------------------------------
         Optimize Inc, Pfd
           Series 4 Shrs(a)(g)(i)                               7,000,000   $    3,289,633
           Series 5 Shrs(a)(g)(i)                               3,211,336        1,509,160
           Warrants (to purchase Pfd, Series 5 Shrs)
              (Exp 2007)(a)(g)(i)                                 676,105                1
         Scimagix Inc, Pfd, Series C Shrs(a)(i)                   641,635        1,350,000
         Sensys Medical, Pfd
           Series C Shrs(a)(g)(i)                                 586,748          488,368
           Series D Shrs(a)(g)(i)                                 369,967          923,808
           Warrants (to purchase Pfd, Series D Shrs)
              (Exp 2003)(a)(g)(i)                                  89,205                1
         UltraGuide Inc, Pfd
           Series E Shrs(a)(i)                                    445,050           84,559
           Series F Shrs(a)(i)                                     50,000            9,500
==========================================================================================
                                                                                17,330,859
         TOTAL PREFERRED STOCKS & WARRANTS
           (COST $56,792,733)                                                   42,244,638
==========================================================================================
132.20   TOTAL INVESTMENTS AT VALUE (COST $297,162,844)                        292,643,980
==========================================================================================
(32.20)  OTHER ASSETS LESS LIABILITIES                                         (71,288,323)
==========================================================================================
100.00   NET ASSETS AT VALUE                                                $  221,355,657
==========================================================================================

(a) Security is non-income producing.
(b) Securities are pledged with broker as collateral for written options.
(c) HOLDRs - Holding Company Depositary Receipts
(d) Securities are pledged with broker as collateral for securities sold short.
(e) Security acquired pursuant to Rule 144A. The Fund deems such securities to be "liquid"
    because an institutional market exists.
(f) Security contains an adjustable rate feature. Rate shown reflects current rate which may change at a future date.
(g) Security is an affiliated company (Note 4).
(h) Loaned security, a portion or all of the security is on loan at February 28, 2003.
(i) The following are restricted and illiquid securities that are valued at fair value at
    February 28, 2003:

SCHEDULE OF RESTRICTED AND ILLIQUID
   SECURITIES

                                                                              VALUE AS A %
                                     ACQUISITION   ACQUISITION               OF NET ASSETS
DESCRIPTION                              DATE(S)          COST        VALUE       AT VALUE
------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Adeza Biomedical, Pfd
  Series 2 Shrs                         12/21/94    $  999,998   $1,929,164          0.87%
  Series 5 Shrs                          9/20/01       449,999      449,999          0.20
Afx Inc, Pfd, Series AA Shrs             8/14/98     3,000,000      705,000          0.32
Athersys Inc, Conv Pfd, Class F Shrs     4/17/00     5,000,000    5,416,667          2.45
Cellomics Inc, Pfd, Series AA Shrs       10/2/00     6,999,992    2,413,058          1.09
Dexcom Inc, Pfd
  Series B Shrs                         12/20/00     1,000,000    1,597,221          0.72
  Series C Shrs                           6/3/02     1,000,000    1,000,000          0.45

SCHEDULE OF RESTRICTED AND ILLIQUID
   SECURITIES (CONTINUED)

                                                                             VALUE AS A %
                                     ACQUISITION   ACQUISITION              OF NET ASSETS
DESCRIPTION                              DATE(S)          COST        VALUE      AT VALUE
------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND (CONTINUED)
GenoPlex Inc                            9/15/97-
                                         6/25/98   $   408,490  $   137,142         0.06%
Ingenex Inc, Conv Pfd, Series B Shrs     9/27/94       600,000       62,864         0.03
Locus Discovery, Pfd
  Series C Shrs                         11/21/00     4,500,000    8,000,000         3.61
  Series D Shrs                           9/6/01     2,352,940    2,352,940         1.06
Masimo Corp, Pfd
  Series C Shrs                          10/7/98     1,000,000    1,000,000         0.45
  Series F Shrs                          9/14/99       174,999      174,999         0.08
NeoThermia Corp, Pfd, Series C Shrs      3/26/01     2,000,001    2,000,001         0.90
Neurogenetics Inc                       9/15/97-
                                         6/25/98       202,031       67,828         0.03
Optimize Inc, Pfd
  Series 4 Shrs                          8/15/00     7,000,000    3,289,633         1.49
  Series 5 Shrs                          6/7/02-
                                        10/10/02     1,506,029    1,509,160         0.68
  Warrants (to purchase Pfd
     Series 5 Shrs) (Exp 2007)          6/27/02-
                                         9/11/02             4            1         0.00
Physiome Sciences, Conv Pfd, Series
  B Shrs                                 11/7/97     1,499,998    1,499,998         0.68
Scimagix Inc, Pfd, Series C Shrs         5/24/01     1,350,000    1,350,000         0.61
Sensys Medical
  Pfd, Series C Shrs                    2/25/98-
                                         8/31/00     5,934,956      488,368         0.22
  Pfd, Series D Shrs                    8/16/01-
                                         5/29/02       923,808      923,808         0.42
  Warrants
     Exp 8/2006                         10/18/01             2            2         0.00
     Exp 9/2006                          10/5/01             1            1         0.00
     Exp 10/2006                         11/7/01             1            1         0.00
  Warrants (to purchase Pfd,
     Series D Shrs) (Exp 2003)           6/18/02             1            1         0.00
Structural Bioinformatics, Conv Pfd
    Series D Shrs                        3/24/00     4,000,003    4,000,003         1.81
Syrrx Inc, Pfd, Series C Shrs            1/10/01     4,000,003    1,987,694         0.90
UltraGuide Inc, Pfd
  Series E Shrs                           6/1/01     1,348,502       84,559         0.04
  Series F Shrs                           6/1/01       151,500        9,500         0.01
==========================================================================================
                                                   $57,403,258  $42,449,612        19.18%
==========================================================================================

SECURITIES SOLD SHORT

DESCRIPTION                                                          SHARES         VALUE
------------------------------------------------------------------------------------------
ADVANTAGE FUND
Applera Corp-Celera Genomics Group                                  (10,000)  $   (82,500)
Clear Channel Communications                                         (1,800)      (65,718)
Great Atlantic & Pacific Tea                                        (30,000)     (140,100)
INCYTE GENOMICS                                                     (16,000)      (54,080)
L.M. Ericsson Telephone Sponsored ADR
   Representing 10 Class B Shrs                                      (9,000)      (58,410)
Martha Stewart Living Omnimedia Class A Shrs                         (8,000)      (58,800)
Millennium Pharmaceuticals                                          (10,600)      (75,896)
Prime Hospitality                                                   (10,000)      (51,600)
Wild Oats Markets                                                   (12,850)     (109,610)
==========================================================================================
                                                                              $  (696,714)
==========================================================================================

DESCRIPTION                                                          SHARES         VALUE
------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Abgenix Inc                                                        (150,000)  $  (864,000)
Millennium Pharmaceuticals                                         (135,000)     (966,600)
==========================================================================================
                                                                              $(1,830,600)
==========================================================================================

OPTION CONTRACTS

                           NUMBER OF   EXPIRATION   EXERCISE       PREMIUMS
                           CONTRACTS        DATES      PRICE       RECEIVED        VALUE
------------------------------------------------------------------------------------------
ADVANTAGE FUND
OPTIONS WRITTEN
CALLS
Amgen Inc                        (29)     3/22/03   $  55.00   $      3,538    $  (4,277)
Zimmer Holdings                  (20)     3/22/03      45.00            560       (2,050)
==========================================================================================
                                                               $      4,098    $  (6,327)
==========================================================================================
PUTS
American International Group     (52)     3/22/03   $  50.00   $      8,683    $ (10,400)
American International Group     (30)     4/19/03      45.00          3,810       (3,675)
Anheuser-Busch Cos               (30)     3/22/03      45.00          2,340       (1,500)
Applied Materials               (130)     3/22/03      10.00          5,590         (975)
BellSouth Corp                  (130)     3/22/03      20.00          9,489       (3,900)
Bristol-Myers Squibb             (65)     3/22/03      20.00          3,120       (1,300)
Bristol-Myers Squibb             (65)     4/19/03      20.00          3,445       (2,925)
Citigroup Inc                    (90)     3/22/03      30.00          4,320       (2,700)
Colgate-Palmolive Co             (52)     3/22/03      50.00          7,903       (5,330)
Comcast Corp Class A Shrs        (62)     3/22/03      22.50          4,836         (620)
E. I. du Pont de Nemours & Co    (37)     3/22/03      35.00          3,256       (1,850)
Eli Lilly & Co                   (48)     3/22/03      55.00          4,920       (5,760)
Exxon Mobil                      (87)     3/22/03      30.00          4,611       (1,087)
Exxon Mobil                      (80)     3/22/03      32.50          7,759       (2,800)
Fannie Mae                       (22)     3/22/03      60.00          3,784       (1,155)
Forest Laboratories              (30)     3/22/03      45.00          2,490       (1,500)
Freddie Mac                      (52)     3/22/03      50.00          4,576       (1,690)
General Mills                    (30)     4/19/03      40.00          2,190       (2,775)
Goldman Sachs Group              (35)     3/22/03      60.00          3,515         (787)
Johnson & Johnson                (30)     3/22/03      45.00          2,340         (525)
Johnson & Johnson                (30)     4/19/03      45.00          1,590       (1,650)
Lehman Brothers Holdings         (28)     3/22/03      50.00          4,116       (1,470)
MBNA Corp                       (100)     3/22/03      12.50          2,850       (2,500)
Merck & Co                       (28)     3/22/03      50.00          1,904       (2,450)
Merck & Co                       (27)     3/22/03      47.50          3,159       (1,080)
Merrill Lynch & Co               (40)     3/22/03      35.00          3,520       (6,900)
Microsoft Corp                  (180)     3/22/03      22.50          9,989       (7,200)
Morgan Stanley                   (60)     3/22/03      35.00          5,960       (4,950)
Murphy Oil                       (75)     3/22/03      35.00          4,400       (1,125)
PepsiCo Inc                      (70)     3/22/03      37.50          8,189       (4,900)
Pfizer Inc                       (95)     3/22/03      27.50          4,560       (1,663)
Procter & Gamble                 (80)     3/22/03      80.00          7,760       (9,200)
SBC Communications              (130)     3/22/03      20.00          5,590       (7,475)
SBC Communications               (75)     4/19/03      17.50          3,600       (3,188)
Symantec Corp                    (65)     4/19/03      40.00         16,379      (18,850)
SYSCO Corp                       (50)     4/19/03      25.00          2,400       (3,375)
Target Corp                      (52)     3/22/03      25.00          7,124         (910)
Verizon Communications           (80)     3/22/03      32.50          4,640       (4,800)
Verizon Communications           (40)     4/19/03      32.50          5,480       (5,800)

                           NUMBER OF   EXPIRATION   EXERCISE       PREMIUMS
                           CONTRACTS        DATES      PRICE       RECEIVED        VALUE
------------------------------------------------------------------------------------------

ADVANTAGE FUND (CONTINUED)
PUTS
Walgreen Co                      (50)     3/22/03   $  27.50   $      3,150    $  (3,000)
Wal-Mart Stores                  (31)     3/22/03      42.50          2,728         (465)
Wells Fargo & Co                 (61)     3/22/03      42.50          4,148       (2,288)
==========================================================================================
                                                               $    206,213   $ (148,493)
==========================================================================================
TOTAL OPTIONS WRITTEN                                          $    210,311    $(154,820)
==========================================================================================

ADVANTAGE GLOBAL HEALTH SCIENCES FUND
OPTIONS WRITTEN
CALLS
Boston Scientific               (500)     4/19/03   $  45.00   $     88,647    $ (97,500)
Zimmer Holdings                 (500)     6/21/03      50.00         43,999      (36,250)
==========================================================================================
TOTAL OPTIONS WRITTEN                                          $    132,646    $(133,750)
==========================================================================================

See Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
INVESCO COUNSELOR SERIES FUNDS, INC.
FEBRUARY 28, 2003
UNAUDITED

                                                                                ADVANTAGE
                                                              ADVANTAGE     GLOBAL HEALTH
                                                                   FUND     SCIENCES FUND
------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost                                               $   12,855,735     $ 297,162,844
==========================================================================================
   At Value                                              $   12,461,651     $ 292,643,980
Cash                                                                  0           128,058
Deposits with Broker for Securities Sold Short                  938,921         3,736,483
Receivables:
   Investment Securities                                        237,845         3,998,322
   Securities Sold Short                                         22,799                 0
   Fund Shares Sold                                              11,432             1,056
   Dividends and Interest                                        24,410           309,227
Other Investments (Note 5)                                            0         7,460,600
Prepaid Expenses and Other Assets                                18,570            64,980
==========================================================================================
TOTAL ASSETS                                                 13,715,628       308,342,706
==========================================================================================
LIABILITIES
Options Written at Value
   (Premiums Received $210,311 and $132,646,
   respectively)                                                154,820           133,750
Securities Sold Short at Value
   (Proceeds $786,674 and $2,219,072, respectively)             696,714         1,830,600
Payables:
   Custodian                                                      9,960                 0
   Investment Securities Purchased                              181,058         5,456,859
   Securities Sold Short Purchased                                    0           447,713
   Fund Shares Repurchased                                       92,915           346,604
   Securities Loaned                                                  0         7,460,600
   Borrowings on Line of Credit                                       0        71,000,000
Accrued Distribution Expenses
   Class A                                                        1,081            11,946
   Class B                                                        3,856               547
   Class C                                                        2,157               291
Accrued Expenses and Other Payables                               5,033           298,139
==========================================================================================
TOTAL LIABILITIES                                             1,147,594        86,987,049
==========================================================================================
NET ASSETS AT VALUE                                      $   12,568,034     $ 221,355,657
==========================================================================================
NET ASSETS
Paid-in Capital(a)                                       $   57,415,706     $ 308,705,661
Accumulated Undistributed Net Investment Loss                  (257,329)       (1,312,133)
Accumulated Undistributed Net Realized Loss on
   Investment Securities, Securities Sold Short, Foreign
   Currency Transactions, Futures and Option Contracts      (44,341,827)      (81,256,949)
Net Depreciation of Investment Securities, Securities
   Sold Short, Foreign Currency Transactions and Option
   Contracts                                                   (248,516)       (4,780,922)
==========================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding    $   12,568,034     $ 221,355,657
==========================================================================================
NET ASSETS AT VALUE:
   Class A                                               $    4,265,238     $ 220,193,090
==========================================================================================
   Class B                                               $    5,381,759     $     778,788
==========================================================================================
   Class C                                               $    2,921,037     $     383,779
==========================================================================================

STATEMENT OF ASSETS AND LIABILITIES
   (CONTINUED)
INVESCO COUNSELOR SERIES FUNDS, INC.
FEBRUARY 28, 2003
UNAUDITED

                                                                                ADVANTAGE
                                                              ADVANTAGE     GLOBAL HEALTH
                                                                   FUND     SCIENCES FUND
                                                             (CONTINUED)       (CONTINUED)
------------------------------------------------------------------------------------------
Shares Outstanding
   Class A                                                      938,527        20,040,723
   Class B                                                    1,196,657            71,819
   Class C                                                      652,053            36,103
==========================================================================================
NET ASSET VALUE PER SHARE:
   Class A
      Redemption Price per Share                         $         4.54     $       10.99
      Offering Price per Share (Maximum sales charge
      of 5.50%)                                          $         4.80     $       11.63
   Class B, Offering and Redemption Price per Share      $         4.50     $       10.84
   Class C, Offering and Redemption Price per Share      $         4.48     $       10.63
==========================================================================================

(a) The INVESCO Counselor Series Funds, Inc. have 4 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 600 million have been allocated to Advantage Fund and 600 million to Advantage Global Health Sciences Fund: 200 million to each Class.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO COUNSELOR SERIES FUNDS, INC.
SIX MONTHS ENDED FEBRUARY 28, 2003
UNAUDITED

                                                                                ADVANTAGE
                                                              ADVANTAGE     GLOBAL HEALTH
                                                                   FUND     SCIENCES FUND
------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                $       74,564     $     941,695
Interest                                                         32,106           194,679
Securities Loaned Income                                              0             4,390
   Foreign Taxes Withheld                                          (295)          (17,131)
==========================================================================================
   TOTAL INCOME                                                 106,375         1,123,633
==========================================================================================
EXPENSES
Investment Advisory Fees                                         54,827           795,471
Distribution Expenses                                            59,562            44,409
Transfer Agent Fees                                              61,378           370,023
Administrative Services Fees                                      8,488            60,443
Custodian Fees and Expenses                                       9,592            56,432
Directors' Fees and Expenses                                      5,008            14,302
Interest Expenses                                                 9,451           637,356
Professional Fees and Expenses                                   23,903            64,202
Registration Fees and Expenses
   Class A                                                        5,959            12,313
   Class B                                                        4,673               981
   Class C                                                        4,421               980
Reports to Shareholders                                           7,173            72,007
Dividends on Securities Sold Short                                6,450            46,950
Other Expenses                                                    4,713            78,210
==========================================================================================
   TOTAL EXPENSES                                               265,598         2,254,079
   Fees and Expenses Paid Indirectly                               (110)             (272)
==========================================================================================
      NET EXPENSES                                              265,488         2,253,807
==========================================================================================
NET INVESTMENT LOSS                                            (159,113)       (1,130,174)
==========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                                     (1,775,167)      (18,025,040)
   Securities Sold Short                                       (461,408)        2,166,841
   Foreign Currency Transactions                                      0         2,766,535
   Option Contracts                                             221,866                 0
==========================================================================================
      Total Net Realized Loss                                (2,014,709)      (13,091,664)
==========================================================================================
Change in Net Appreciation/Depreciation of:
   Investment Securities                                        189,883          (385,361)
   Securities Sold Short                                        272,096          (627,841)
   Foreign Currency Transactions                                      0        (3,465,044)
   Option Contracts                                             (57,364)           (1,104)
==========================================================================================
      Total Change in Net Appreciation/Depreciation             404,615        (4,479,350)
==========================================================================================
NET LOSS ON INVESTMENT SECURITIES,
   SECURITIES SOLD SHORT, FOREIGN CURRENCY
   TRANSACTIONS AND OPTION CONTRACTS                         (1,610,094)      (17,571,014)
==========================================================================================
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                                       $   (1,769,207)    $ (18,701,188)
==========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
ADVANTAGE FUND

                                                             SIX MONTHS              YEAR
                                                                  ENDED             ENDED
                                                            FEBRUARY 28         AUGUST 31
------------------------------------------------------------------------------------------
                                                                   2003              2002
                                                              UNAUDITED
OPERATIONS
Net Investment Loss                                      $     (159,113)    $    (706,293)
Net Realized Loss                                            (2,014,709)      (13,398,937)
Change in Net Appreciation/Depreciation                         404,615          (277,010)
==========================================================================================
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                                           (1,769,207)      (14,382,240)
==========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
   Class A                                                      (33,820)                0
   Class B                                                      (40,746)                0
   Class C                                                      (22,060)                0
==========================================================================================
TOTAL DISTRIBUTIONS                                             (96,626)                0
==========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Class A                                                       45,195           733,419
   Class B                                                       39,935           422,729
   Class C                                                        9,271           758,204
Reinvestment of Distributions
   Class A                                                       23,565                 0
   Class B                                                       17,179                 0
   Class C                                                       14,885                 0
==========================================================================================
                                                                150,030         1,914,352
Amounts Paid for Repurchases of Shares
   Class A                                                   (1,888,719)      (22,297,404)
   Class B                                                   (1,684,068)       (6,961,035)
   Class C                                                   (1,280,541)       (8,037,898)
==========================================================================================
                                                             (4,853,328)      (37,296,337)
NET DECREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                              (4,703,298)      (35,381,985)
==========================================================================================
TOTAL DECREASE IN NET ASSETS                                 (6,569,131)      (49,764,225)
NET ASSETS
Beginning of Period                                          19,137,165        68,901,390
==========================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Loss of
   ($257,329) and ($1,590), respectively)                $   12,568,034     $  19,137,165
==========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
   (CONTINUED)
ADVANTAGE GLOBAL HEALTH SCIENCES FUND

                                                             SIX MONTHS              YEAR
                                                                  ENDED             ENDED
                                                            FEBRUARY 28         AUGUST 31
------------------------------------------------------------------------------------------
                                                                   2003              2002
                                                              UNAUDITED
OPERATIONS
Net Investment Loss                                      $   (1,130,174)    $  (6,135,983)
Net Realized Loss                                           (13,091,664)      (65,759,719)
Change in Net Appreciation/Depreciation                      (4,479,350)       (2,856,747)
==========================================================================================
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                                          (18,701,188)      (74,752,449)
==========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Class A                                                   56,369,373         2,135,388
   Class B                                                       91,344         1,089,786
   Class C                                                      651,617         1,166,849
==========================================================================================
                                                             57,112,334         4,392,023
Amounts Paid for Repurchases of Shares
   Class A                                                  (92,637,570)     (131,628,708)
   Class B                                                     (121,600)         (272,668)
   Class C                                                     (715,427)         (844,055)
==========================================================================================
                                                            (93,474,597)     (132,745,431)
NET DECREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                             (36,362,263)     (128,353,408)
==========================================================================================
TOTAL DECREASE IN NET ASSETS                                (55,063,451)     (203,105,857)
NET ASSETS
Beginning of Period                                         276,419,108       479,524,965
==========================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Loss of
   ($1,312,133) and ($181,959), respectively)            $  221,355,657     $ 276,419,108
==========================================================================================

See Notes to Financial Statements

STATEMENT OF CASH FLOWS

ADVANTAGE GLOBAL HEALTH SCIENCES FUND

                                                                               SIX MONTHS
                                                                                    ENDED
                                                                              FEBRUARY 28
------------------------------------------------------------------------------------------
                                                                                     2003
INCREASE (DECREASE) IN CASH
------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Dividends and Interest Income Received, Net of Foreign Taxes Withheld       $   1,076,517
Expenses Paid                                                                  (2,451,632)
Purchases of Investment Securities                                           (181,515,332)
Sales of Investment Securities                                                190,979,177
Proceeds of Securities Sold Short                                              40,159,439
Purchases of Securities Sold Short                                            (81,608,103)
Proceeds from Options Written                                                     132,646
Realized Gain From Foreign Currency Transactions                                2,766,535
Change in Deposits with Broker for Securities Sold Short                       42,128,832
Change in Prepaid Expenses and Other Assets                                        29,083
Change in Other Investments (Note 5)                                            2,979,400
Change in Payable for Securities Loaned                                        (2,979,400)
==========================================================================================
Net Cash Flows From Operating Activities                                       11,697,162
==========================================================================================
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Net Borrowings on Line of Credit                                               25,500,000
Sales of Fund Shares                                                           57,133,185
Repurchases of Fund Shares                                                    (94,101,961)
Payable to Custodian                                                             (100,328)
==========================================================================================
Net Cash Flows Used for Financing Activities                                  (11,569,104)
==========================================================================================
Net Increase in Cash                                                              128,058
Cash at Beginning of Year                                                               0
==========================================================================================
Cash at End of Year                                                         $     128,058
==========================================================================================
RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   TO NET CASH FLOWS FROM OPERATING ACTIVITIES
Net Decrease in Net Assets from Operations                                  $ (18,701,188)
==========================================================================================
Decrease in Investment Securities and Securities Sold Short                    14,128,460
Net Realized Loss on Investment Securities, Securities
   Sold Short and Foreign Currency Transactions                                13,091,664
Change in Appreciation/Depreciation of Investment Securities,
   Securities Sold Short, Option Contracts
   and Foreign Currency Transactions                                            4,479,350
Increase in Receivable for Investment Securities Sold                          (3,165,691)
Increase in Payable for Investment Securities Purchased                         2,409,857
Increase in Dividends and Interest Receivable                                     (47,116)
Decrease in Deposits with Broker for Securities Sold Short                     42,128,832
Decrease in Prepaid Expenses and Other Assets                                      29,083
Increase in Accrued Expenses and Other Payables                                   197,825
Decrease in Payable for Securities Sold Short                                 (42,987,664)
Increase in Payable for Options Written                                           133,750
==========================================================================================
   Total Adjustments                                                           30,398,350
==========================================================================================
Net Cash Flows From Operating Activities                                    $  11,697,162
==========================================================================================

Supplemental disclosure of cash flow information: Interest Paid $637,356.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

INVESCO COUNSELOR SERIES FUNDS, INC.
UNAUDITED

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Counselor Series Funds, Inc. is incorporated in Maryland and presently consists of two separate Funds: Advantage Fund and Advantage Global Health Sciences Fund (individually the "Fund" and collectively, the "Funds"). The investment objectives of the Funds are: to seek aggressive capital appreciation for Advantage Fund and to seek capital appreciation through investments in the health science related business sectors for Advantage Global Health Sciences Fund. INVESCO Counselor Series Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company.

Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front-end sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class B shares and Class C shares are subject to a contingent deferred sales charge paid by the redeeming shareholder. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

As disclosed in the Statement of Investment Securities and the accompanying Schedule of Restricted and Illiquid Securities for the Advantage Global Health Sciences Fund, securities valued at $42,449,612 (19.18 percent of net assets), have been estimated by the Board of Directors in the absence of readily available market values. Those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

A. SECURITY VALUATION - Domestic (U.S.) equity securities and futures contracts traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the closing bid price for the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign equity securities are valued at the closing price. The closing price is designated by the principal stock exchange in the country in which the securities are traded. In the event that closing prices are not available for foreign securities, a snapshot of prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Option Contracts are valued at the average of the closing bid and ask prices from the exchange with the highest trading volume on that particular day.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, or events or cicumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time that the net asset value per share is determined, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. FUTURES CONTRACTS - The Funds may enter into futures contracts for non-speculative purposes. Upon entering into a contract, the Fund deposits and maintains initial margin deposits as required by the broker upon entering into futures contracts. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as variation margin receivable or payable on futures contracts. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value of the contracts at the end of each day's trading and are recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund's use of futures contracts may subject it to certain risks as a result of unanticipated movements in the market. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold. Securities designated as collateral for market value on futures contracts are noted in the Statement of Investment Securities.

C. REPURCHASE AGREEMENTS - Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Discounts or premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Investment income received from foriegn sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. The receivable for investment securities sold for Advantage Global Health Sciences Fund is net of an allowance for doubtful accounts of $650,893 for Norian Corp, Conv Pfd, Series D Shares.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the six months ended February 28, 2003, there were no such investments by the Funds.

The Fund may have elements of risk due to investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

F. TAX INFORMATION - The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of distributions from ordinary income, long-term capital gains and of the ordinary income distributions declared for the six months ended February 28, 2003, were $96,625 of ordinary income distributions for Advantage Fund.

The tax components of the Fund at February 28, 2003 include:

                                                           COST OF             GROSS TAX             GROSS TAX               NET TAX
                                                   INVESTMENTS FOR            UNREALIZED            UNREALIZED          DEPRECIATION
FUND                                                  TAX PURPOSES          APPRECIATION          DEPRECIATION        ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund                                      $   12,892,027        $      462,138        $      892,514        $    (430,376)
Advantage Global Health Sciences Fund                  304,161,970            27,536,271            39,054,261          (11,517,990)

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals. The net tax appreciation/depreciation on investments excludes the effect of securities sold short, written options activity, allowance for doubtful accounts and foreign currency transactions.

To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders. Deferred post-October 31 capital and currency losses are: Advantage Fund $13,693,517 and Advantage Global Health Sciences Fund $54,356,302.

G. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. The Fund may also use derivatives in an attempt to improve performance, although there is no guarantee that it will be successful in that effort. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

H. OPTION CONTRACTS - The Fund may buy or write put and call options, including securities index options, on portfolio securities for hedging purposes or as a substitute for an investment. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Statement of Investment Securities where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

Written option activity for the six months ended February 28, 2003, was as follows:

                                                                    CALL OPTIONS                                PUT OPTIONS
------------------------------------------------------------------------------------------------------------------------------------

                                                            NUMBER                AMOUNT                NUMBER               AMOUNT
                                                        OF OPTIONS           OF PREMIUMS            OF OPTIONS           OF PREMIUMS
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND
Options outstanding at August 31, 2002                         (48)       $       19,005                  (642)       $     101,108
Options written                                             (2,025)              198,592                (6,043)             586,996
Options closed or expired                                    1,971              (198,805)                4,029             (473,907)
Options exercised                                               53               (14,694)                   52               (7,984)
Options outstanding at February 28, 2003                       (49)       $        4,098                (2,604)       $     206,213

ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Options outstanding at August 31, 2002                           0        $            0                     0        $           0
Options written                                             (1,000)              132,646                     0                    0
Options closed or expired                                        0                     0                     0                    0
Options outstanding at February 28, 2003                    (1,000)       $      132,646                     0        $           0

I. SHORT SALES - The Advantage Fund and Advantage Global Health Sciences Fund engage in short sales as part of their normal investment activities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of an expected decline in the price of that security. The Fund will incur a loss as a result of the short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. The Fund will realize a gain if there is a decline in price of the security between those dates, if the decline exceeds the cost of borrowing the security and other transaction costs. There can be no assurance that the Fund will be able to close out a short position at any particular time. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. Until the Fund replaces a borrowed security, it will maintain at all times cash or liquid securities or other collateral with a broker or other custodian in an amount equal or higher than the current market value of the security sold short. The Fund receives interest on the collateral it deposits. Short sales are fully collateralized by other securities which are noted in the Statement of Investment Securities. The liability account is valued to reflect the current value of the securities sold short and is presented in the Statement of Assets and Liabilities. Dividend expense on short sales is recorded on the ex-dividend date.

J. CASH FLOWS - The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Statement of Assets and Liabilities and represents cash on hand in its Custodian bank account and does not include any short-term investments or deposits with broker for securities sold short at February 28, 2003.

K. EXPENSES - Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for Advantage and Advantage Global Health Sciences Funds is based on the annual rate of 1.50% (the "Base Fee") of average daily net assets. For these Funds the Base Fee will be adjusted, on a monthly basis (i) upward at a rate of 0.20%, on a pro rata basis, for each percentage point that investment performance of the Class A shares of the Fund exceeds the sum of 2.00% plus the investment record of the Index (the "Index", the Russell 3000 Index for Advantage Fund and the Morgan Stanley Health Care Product Index for Advantage Global Health Sciences Fund), or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point that the investment record of the Index less 2.00% exceeds the investment performance of the Class A shares of the Fund (the "Fee Adjustment"). The maximum or minimum Fee Adjustment, if any, will be 1.00% annually. Therefore, the maximum annual fee payable to IFG will be 2.50% of average daily net assets and the minimum annual fee will be 0.50% for Advantage and Advantage Global Health Sciences Funds. During the first twelve months of operation, the investment advisory fee was charged at the Base Fee of 1.50% with no Fee Adjustment for Advantage Global Health Sciences Fund.

A master distribution plan and agreement for each Class of shares pursuant to Rule 12b-1 of the Act (the "Plans") provides for compensation of certain promotional and other sales related costs to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. Any unreimbursed expenses IDI incurs with respect to Class A and Class C shares in any fiscal year can not be recovered in subsequent years. For the six months ended February 28, 2003, amounts paid to the Distributor were as follows:

                                                                               CLASS                   CLASS                   CLASS
FUND                                                                               A                       B                       C
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund                                                        $       10,651          $       34,298          $       20,572
Advantage Global Health Sciences Fund                                         26,985                   4,367                   2,559

If the Class B Plan is terminated, the board of directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees related to the Distributor for the six months ended February 28, 2003, for Class B were as follows:

                                                                                               DISTRIBUTOR'S           DISTRIBUTOR'S
                                                                                                   AGGREGATE            UNREIMBURSED
                                                                                                UNREIMBURSED           EXPENSES AS %
                                                                     AMOUNT RETAINED                EXPENSES           OF NET ASSETS
FUND                                                                  BY DISTRIBUTOR              UNDER PLAN                OF CLASS
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund - Class B Plan                                         $        2,766          $            0                   0.00%
Advantage Global Health Sciences Fund - Class B Plan                           3,428                       0                   0.00%

Distribution Expenses for each class as presented in the Statement of Operations for the six months ended February 28, 2003 were as follows:

                                                                               CLASS                   CLASS                   CLASS
FUND                                                                               A                       B                       C
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund                                                        $        9,670          $       31,241          $       18,651
Advantage Global Health Sciences Fund                                         37,847                   4,148                   2,414

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Transfer agent fees for each class as presented in the Statement of Operations for the six months ended February 28, 2003 were as follows:

                                                                               CLASS                   CLASS                   CLASS
FUND                                                                               A                       B                       C
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund                                                        $       28,984          $       19,087          $       13,307
Advantage Global Health Sciences Fund                                        367,119                   1,585                   1,319

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended February 28, 2003, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                                                                               PURCHASES                   SALES
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund                                                                                $   17,926,485          $   22,020,795
Advantage Global Health Sciences Fund                                                            183,925,189             193,754,354

There were no purchases or sales of U.S. Government securities.

NOTE 4 - TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Funds' officers and directors are also officers and directors of IFG or IDI. At February 28, 2003, 5.53% of the outstanding shares of Advantage Fund - Class A shares were held by affiliated parties.

Each Fund has adopted an unfunded retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001. Effective November 8, 2002, the plan provides that a director, prior to retirement, may elect to convert amounts accrued under this plan into a new deferred retirement plan.

Pension expenses for the six months ended February 28, 2003, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                                                                    UNFUNDED
                                                                             PENSION                 ACCRUED                 PENSION
FUND                                                                        EXPENSES           PENSION COSTS               LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund                                                        $          463          $            0          $        1,743
Advantage Global Health Sciences Fund                                          4,429                       0                  10,595

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer or may be affiliated with other INVESCO investment companies during the period, as defined in the Act. A summary of the transactions during the six months ended February 28, 2003, in which the issuer was an affiliate of the Fund, is as follows:

                                         PURCHASES/OTHER TRANSACTIONS      SALES/OTHER TRANSACTIONS
                                   ----------------------------------------------------------------   REALIZED GAIN
                                        SHARES OR                         SHARES OR                       (LOSS) ON
                                        PRINCIPAL                         PRINCIPAL                      INVESTMENT         VALUE AT
AFFILIATE                                  AMOUNT             COST           AMOUNT         PROCEEDS     SECURITIES        2/28/2003
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL
   HEALTH SCIENCES FUND
Adeza Biomedical, Pfd
   Series 2 Shrs                                -                -                -                -              -   $    1,929,164
   Series 5 Shrs                                -                -                -                -              -          449,999
Afx Inc, Pfd
   Series AA Shrs                               -                -                -                -              -          705,000
Dexcom Inc, Pfd
   Series B Shrs                                -                -                -                -              -        1,597,221
   Series C Shrs                                -                -                -                -              -        1,000,000
GenoPlex Inc                                    -                -                -                -              -          137,142
Locus Discovery, Pfd
   Series C Shrs                                -                -                -                -              -        8,000,000
   Series D Shrs                                -                -                -                -              -        2,352,940
NeoThermia Corp
   Pfd, Series C Shrs                           -                -                -                -                       2,000,001
Optimize Inc
   Conv Bridge Notes, 8.000%
      12/3/2002                                 -                -   $      232,929   $      232,929              -                -
      2/5/2003                                  -                -   $      144,308          144,308              -                -
      3/11/2003                    $      172,153   $      172,153   $      172,153          172,153              -                -
   Pfd
      Series C Shrs                             -                -        2,631,579        7,000,000              -                -
      Series 4 Shrs                     7,000,000        3,289,633                -                -              -        3,289,633
      Series 5 Shrs                     3,211,336        1,509,160                -                -              -        1,509,160
   Warrants (to purchase
      Pfd Shrs)                                 1                1                4                4              -                -
   Warrants (to purchase Pfd,
      Series 5 Shrs) (Exp 2007)           676,105                4                -                -              -                1
Physiome Sciences
   Conv Pfd, Series B Shrs                      -                -                -                -              -        1,499,998
Sensys Medical (formerly
   Instrumentation Metrics)
      Pfd
         Series C Shrs                          -                -                -                -              -          488,368
         Series D Shrs                          -                -                -                -              -          923,808
   Warrants
      (Exp 8/2006)                              -                -                -                -              -                2
      (Exp 9/2006)                              -                -                -                -              -                1
      (Exp 10/2006)                             -                -                -                -              -                1
   Warrants to purchase Conv Pfd,
      Series D Shrs (Exp 2003)                  -                -                -                -              -                1
====================================================================================================================================
                                                                                                                      $   25,882,440
====================================================================================================================================

For the six months ended February 28, 2003, no dividend or interest income was received from any of these affiliated companies.

NOTE 5 - SECURITIES LOANED. The Funds have entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Funds receive income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. As of February 28, 2003, Advantage Global Health Sciences Fund has on loan securities valued at $7,254,156 and the cash collateral has been invested in the INVESCO Treasurer's Series Money Market Reserve Fund and is disclosed as "Other Investments" in the Statement of Assets and Liabilities. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations. During the six months ended February 28, 2003, there were no such securities lending arrangements for Advantage Fund.

NOTE 6 - INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permits it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. Pursuant to each Fund's prospectus, Advantage Fund and Advantage Global Health Sciences Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes and for purchasing securities, or by engaging in reverse repurchase agreements with any party. During the six months ended February 28, 2003, there were no such borrowings and/or lendings for any Fund.

NOTE 7 - LINES OF CREDIT. The Advantage and Advantage Global Health Sciences Funds have available a Line of Credit Facility ("LOC"), from a bank, to be used for temporary or emergency purposes to fund redemptions of investor shares or to borrow for the purpose of investment activities. The LOC permits borrowings to a maximum of 33 1/3% of the net assets at value for the Advantage and Advantage Global Health Sciences Funds. The Advantage and Advantage Global Health Sciences Funds agree to pay periodic fees and interest on the unpaid principal balance at prevailing market rates as defined in the LOC agreement. During the six months ended February 28, 2003, Advantage and Advantage Global Health Sciences Funds borrowed cash at a weighted average rate ranging from 1.96% to 2.16%, respectively, and interest expense amounted to $9,451 and $637,144, respectively for purposes of investing. At February 28, 2003, Advantage Global Health Sciences Fund had outstanding lines of credit at an estimtated interest rate of 2.06%. The amount of the borrowing and the related accrued interest are presented in the Statement of Assets and Liabilities.

NOTE 8 - CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. Effective November 15, 2002, qualified plans investing in Class A shares may pay a 1% CDSC if a shareholder redeemed these shares within 12 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% beginning at time of purchase to 0.00% at the beginning of the seventh year. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less. Shares acquired through reinvestment of dividends or other distributions are not charged a CDSC. The CDSC may be reduced or certain sales charge exceptions may apply. The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the six months ended February 28, 2003, the Distributor received the following CDSC from Class A, Class B and Class C shareholders:

FUND                                                                         CLASS A                 CLASS B                 CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund                                                        $            7          $      114,127          $        1,527
Advantage Global Health Sciences Fund                                              0                   4,348                     300

NOTE 9 - SHARE INFORMATION. Changes in fund share transactions during the the six months ended February 28, 2003 and the year ended August 31, 2002 were as follows:

                                                                                                               ADVANTAGE GLOBAL
                                                       ADVANTAGE FUND                                        HEALTH SCIENCES FUND
                                           SIX MONTHS                YEAR                               SIX MONTHS             YEAR
                                                ENDED               ENDED                                    ENDED            ENDED
                                          FEBRUARY 28           AUGUST 31                              FEBRUARY 28        AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                 2003                2002                                     2003             2002
                                            UNAUDITED                                                    UNAUDITED
Shares Sold
   Class A                                      9,220              96,825                                5,002,883          154,981
   Class B                                      8,442              59,324                                    7,655           72,936
   Class C                                      1,945             103,048                                   54,446           83,681
Shares Issued from
   Reinvestment of Distributions
       Class A                                  5,079                   0                                        0                0
       Class B                                  3,743                   0                                        0                0
       Class C                                  3,250                   0                                        0                0
====================================================================================================================================
                                               31,679             259,197                                5,064,984          311,598
Shares Repurchased
   Class A                                   (391,729)         (3,207,346)                              (8,188,929)      (9,799,857)
   Class B                                   (344,200)         (1,056,351)                                 (10,744)         (20,982)
   Class C                                   (266,331)         (1,224,817)                                 (61,649)         (61,927)
====================================================================================================================================
                                           (1,002,260)         (5,488,514)                              (8,261,322)      (9,882,766)
NET DECREASE
   IN FUND SHARES                            (970,581)         (5,229,317)                              (3,196,338)      (9,571,168)
====================================================================================================================================

FINANCIAL HIGHLIGHTS

ADVANTAGE FUND - CLASS A
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    SIX MONTHS                                             PERIOD
                                                                         ENDED                                              ENDED
                                                                   FEBRUARY 28             YEAR ENDED AUGUST 31           AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                          2003             2002             2001             2000(a)
                                                                     UNAUDITED
PER SHARE DATA
Net Asset Value - Beginning of Period                               $     5.13       $     7.70       $    10.24       $    10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                                          (0.01)           (0.09)           (0.04)            0.00
Net Gains or (Losses) on Securities (Both Realized and Unrealized)       (0.55)           (2.48)           (2.02)            0.24
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                         (0.56)           (2.57)           (2.06)            0.24
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                          0.03             0.00             0.48             0.00
====================================================================================================================================
Net Asset Value - End of Period                                     $     4.54       $     5.13       $     7.70       $    10.24
====================================================================================================================================

TOTAL RETURN(d)                                                        (10.87%)(e)       (33.38%)         (21.20%)          2.40%(e)

RATIOS
Net Assets - End of Period ($000 Omitted)                           $    4,265       $    6,753       $   34,086       $   41,413
Ratio of Expenses to Average Net Assets
   (including dividends on securities sold short)(f)                     1.69%(e)         2.50%            2.51%            1.82%(g)
Ratio of Expenses to Average Net Assets
   (excluding dividends on securities sold short)(f)                     1.65%(e)         2.34%            2.41%            1.82%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets             (1.01%)(e)       (1.35%)          (0.26%)           3.28%(g)
Portfolio Turnover Rate                                                   114%(e)          961%(h)        1,713%(h)            5%(e)

(a) From August 25, 2000, commencement of investment operations, to August 31, 2000.

(b) The per share information was computed based on average shares for the years ended August 31, 2002 and 2001.

(c) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended August 31, 2000.

(d) The applicable sales charge is not included in the Total Return calculation.

(e) Based on operations for the period shown and, accordingly, is not representative of a full year.

(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(g) Annualized

(h) Portfolio Turnover is greater than most funds due to the investment style of the Fund.

FINANCIAL HIGHLIGHTS

ADVANTAGE FUND - CLASS B
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    SIX MONTHS                                             PERIOD
                                                                         ENDED                                              ENDED
                                                                   FEBRUARY 28             YEAR ENDED AUGUST 31         AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                          2003             2002             2001             2000(a)
                                                                     UNAUDITED
PER SHARE DATA
Net Asset Value - Beginning of Period                               $     5.08       $     7.64       $    10.24       $    10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                                          (0.06)           (0.12)           (0.03)            0.00
Net Gains or (Losses) on Securities (Both Realized and Unrealized)       (0.49)           (2.44)           (2.09)            0.24
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                         (0.55)           (2.56)           (2.12)            0.24
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                          0.03             0.00             0.48             0.00
====================================================================================================================================
Net Asset Value - End of Period                                     $     4.50       $     5.08       $     7.64       $    10.24
====================================================================================================================================

TOTAL RETURN(d)                                                        (10.78%)(e)      (33.51%)         (21.83%)           2.40%(e)

RATIOS
Net Assets - End of Period ($000 Omitted)                           $    5,382       $    7,762       $   19,292       $   10,878
Ratio of Expenses to Average Net Assets
   (including dividends on securities sold short)(f)                     1.66%(e)         2.88%            3.45%            2.56%(g)
Ratio of Expenses to Average Net Assets
   (excluding dividends on securities sold short)(f)                     1.62%(e)         2.73%            3.31%            2.56%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets             (0.97%)(e)       (1.75%)          (1.23%)           2.53%(g)
Portfolio Turnover Rate                                                   114%(e)          961%(h)        1,713%(h)            5%(e)

(a) From August 25, 2000, commencement of investment operations, to August 31, 2000.

(b) The per share information was computed based on average shares for the year ended August 31, 2002.

(c) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended August 31, 2000.

(d) The applicable CDSC is not included in the Total Return calculation.

(e) Based on operations for the period shown and, accordingly, is not representative of a full year.

(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(g) Annualized

(h) Portfolio Turnover is greater than most funds due to the investment style of the Fund.

FINANCIAL HIGHLIGHTS

ADVANTAGE FUND - CLASS C
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    SIX MONTHS                                             PERIOD
                                                                         ENDED                                              ENDED
                                                                   FEBRUARY 28             YEAR ENDED AUGUST 31         AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                          2003             2002             2001             2000(a)
                                                                     UNAUDITED
PER SHARE DATA
Net Asset Value - Beginning of Period                               $     5.06       $     7.63       $    10.24       $    10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                                          (0.12)           (0.09)           (0.05)            0.00
Net Gains or (Losses) on Securities (Both Realized and Unrealized)       (0.43)           (2.48)           (2.08)            0.24
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                         (0.55)           (2.57)           (2.13)            0.24
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                          0.03             0.00             0.48             0.00
====================================================================================================================================
Net Asset Value - End of Period                                     $     4.48       $     5.06       $     7.63       $    10.24
====================================================================================================================================

TOTAL RETURN(c)                                                        (10.88%)(d)      (33.68%)         (21.94%)           2.40%(d)

RATIOS
Net Assets - End of Period ($000 Omitted)                           $    2,921       $    4,622       $   15,523       $    8,482
Ratio of Expenses to Average Net Assets
   (including dividends on securities sold short)(e)                     1.79%(d)         3.02%            3.61%            2.57%(f)
Ratio of Expenses to Average Net Assets
   (excluding dividends on securities sold short)(e)                     1.75%(d)         2.86%            3.47%            2.57%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets             (1.11%)(d)       (1.90%)          (1.39%)           2.53%(f)
Portfolio Turnover Rate                                                   114%(d)          961%(g)        1,713%(g)            5%(d)

(a) From August 25, 2000, commencement of investment operations, to August 31, 2000.

(b) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended August 31, 2000.

(c) The applicable CDSC is not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f) Annualized

(g) Portfolio Turnover is greater than most funds due to the investment style of the Fund.

FINANCIAL HIGHLIGHTS

ADVANTAGE GLOBAL HEALTH SCIENCES FUND - CLASS A
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        SIX MONTHS           YEAR      PERIOD
                                             ENDED          ENDED       ENDED
                                       FEBRUARY 28      AUGUST 31   AUGUST 31                     YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                              2003           2002        2001(a)        2000        1999         1998        1997
                                         UNAUDITED
PER SHARE DATA
Net Asset Value - Beginning of Period     $  11.84       $  14.57    $  24.25       $  17.96    $  21.08    $   21.25    $  22.23
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                       (0.06)         (0.00)      (0.12)         (0.13)      (0.02)(d)    (0.00)      (0.07)
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)            (0.79)         (2.77)      (6.19)          8.83        0.99(d)      3.76        3.56
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS             (0.85)         (2.77)      (6.31)          8.70        0.97         3.76        3.49
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS              0.00           0.00        3.44           2.41        4.09         3.93         4.7
====================================================================================================================================
REDEMPTION FEES                                  -           0.04        0.07              -           -            -           -
====================================================================================================================================
Net Asset Value - End of Period           $  10.99       $  11.84    $  14.57       $  24.25    $  17.96    $   21.08    $  21.25
====================================================================================================================================

TOTAL RETURN - NAV                          (7.18%)(e)(f) (18.74%)(e) (28.88%)(e)(f)  52.72%       4.90%       20.74%      18.60%
TOTAL RETURN - SHARE PRICE                       -               -          -         40.75%(g)    4.74%(g)    40.29%(g)   32.98%(g)

RATIOS
Net Assets - End of Period ($000 Omitted) $220,193       $275,037    $478,876       $938,494    $678,030     $586,263    $526,215
Ratio of Expenses to Average Net Assets
   (including dividends on securities
   sold short)(h)                            0.90%(f)       2.35%       1.60%(i)       1.16%       1.20%        1.21%       1.22%
Ratio of Expenses to Average Net Assets
   (excluding dividends on securities
   sold short)(h)                            0.88%(f)       2.33%       1.55%(i)           -           -           -            -
Ratio of Net Investment Loss to
   Average Net Assets                       (0.45%)(f)     (1.52%)     (0.79%)(i)     (0.62%)     (0.13%)      (0.17%)     (0.15%)
Portfolio Turnover Rate                        61%(f)        127%        183%(f)        196%        129%          87%        145%

(a) From November 1, 2000 to August 31, 2001.

(b) The per share information was computed using average shares for the period ended August 31, 2001 and the years ended October 31,
    2000 and 1999.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended August 31, 2002 and the year ended
    October 31, 1998.

(d) Per share data includes an additional 7,601,529 shares attributed to the Rights Offering at June 21, 1999.

(e) The applicable sales charge is not included in the Total Return calculation.

(f) Based on operations for the period shown and, accordingly, is not representative of a full year.

(g) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, were assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan (prior to Fund's reorganization on May 16, 2001). Total investment return does not reflect sales charges or brokerage commissions.

(h) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(i) Annualized

FINANCIAL HIGHLIGHTS

ADVANTAGE GLOBAL HEALTH SCIENCES FUND - CLASS B
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         SIX MONTHS                  YEAR                PERIOD
                                                                              ENDED                 ENDED                 ENDED
                                                                        FEBRUARY 28             AUGUST 31             AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                               2003                  2002                  2001(a)
                                                                          UNAUDITED
PER SHARE DATA
Net Asset Value - Beginning of Period                                $        11.77        $        14.68        $        14.35
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                           (0.13)                (0.11)                (0.05)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)            (0.80)                (2.80)                 0.38
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                              (0.93)                (2.91)                 0.33
====================================================================================================================================
Net Asset Value - End of Period                                      $        10.84        $        11.77        $        14.68
====================================================================================================================================

TOTAL RETURN(c)                                                               (7.90%)(d)           (19.82%)               2.30%(d)

RATIOS
Net Assets - End of Period ($000 Omitted)                            $          779        $          882        $          337
Ratio of Expenses to Average Net Assets
   (including dividends on securities sold short)(e)                          1.59%(d)              3.44%                 4.14%(f)
Ratio of Expenses to Average Net Assets
   (excluding dividends on securities sold short)(e)                          1.57%(d)              3.43%                 3.74%(f)
Ratio of Net Investment Loss to Average Net Assets                           (1.14%)(d)            (2.54%)               (2.68%)(f)
Portfolio Turnover Rate                                                         61%(d)               127%                  183%(g)

(a) From May 16, 2001, since inception of Class, to August 31, 2001.

(b) The per share information was computed using average shares for the period ended August 31, 2001.

(c) The applicable CDSC is not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f) Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 2000 to August 31, 2001.

FINANCIAL HIGHLIGHTS

ADVANTAGE GLOBAL HEALTH SCIENCES FUND - CLASS C
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         SIX MONTHS                  YEAR                PERIOD
                                                                              ENDED                 ENDED                 ENDED
                                                                        FEBRUARY 28             AUGUST 31             AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                               2003                  2002                  2001(a)
                                                                          UNAUDITED
PER SHARE DATA
Net Asset Value - Beginning of Period                                $        11.57        $        14.45        $        14.35
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                           (0.20)                (0.13)                (0.04)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)            (0.74)                (2.75)                 0.14
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                              (0.94)                (2.88)                 0.10
====================================================================================================================================
Net Asset Value - End of Period                                      $        10.63        $        11.57        $        14.45
====================================================================================================================================

TOTAL RETURN(c)                                                              (8.04%)(d)           (20.00%)                0.70%(d)

RATIOS
Net Assets - End of Period ($000 Omitted)                            $          384        $          501        $          312
Ratio of Expenses to Average Net Assets
   (including dividends on securities sold short)(e)                          1.84%(d)              3.54%                 4.51%(f)
Ratio of Expenses to Average Net Assets
   (excluding dividends on securities sold short)(e)                          1.82%(d)              3.52%                 3.93%(f)
Ratio of Net Investment Loss to Average Net Assets                           (1.40%)(d)            (2.63%)               (2.86%)(f)
Portfolio Turnover Rate                                                          61%(d)              127%                  183%(g)

(a) From May 16, 2001, since inception of Class, to August 31, 2001.

(b) The per share information was computed using average shares for the period ended August 31, 2001.

(c) The applicable CDSC is not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f) Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the period from November 2, 2000 to August 31, 2001.

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